                                                                   EXHIBIT 10.52

                             FORBEARANCE AGREEMENT

                          dated as of August 25, 1995

                                     among

                 MEADOWBROOK MANOR OF AVA LIMITED PARTNERSHIP,
               MEADOWBROOK MANOR OF BALLWIN LIMITED PARTNERSHIP
                              (formerly known as
              Meadowbrook Manor of Baldwin Limited Partnership),
                  MEADOWBROOK MANOR BLUE HILLS OF KANSAS CITY
                            LIMITED PARTNERSHIP I,
               MEADOWBROOK MANOR OF BUFFALO LIMITED PARTNERSHIP,
               MEADOWBROOK MANOR OF CHANUTE LIMITED PARTNERSHIP,
               MEADOWBROOK MANOR OF CLINTON LIMITED PARTNERSHIP,
              MEADOWBROOK MANOR COLONIAL TERRACE OF INDEPENDENCE
                             LIMITED PARTNERSHIP,
              MEADOWBROOK MANOR OF COLUMBIA LIMITED PARTNERSHIP,
            MEADOWBROOK MANOR OF COUNCIL GROVE LIMITED PARTNERSHIP,
                MEADOWBROOK MANOR OF CRANE LIMITED PARTNERSHIP,
              MEADOWBROOK MANOR OF DES PERES LIMITED PARTNERSHIP,
              MEADOWBROOK MANOR OF HAYSVILLE LIMITED PARTNERSHIP, MEADOWBROOK MANOR OF JEFFERSON LIMITED PARTNERSHIP, MEADOWBROOK MANOR OF JOPLIN LIMITED PARTNERSHIP I,
              MEADOWBROOK MANOR OF JOPLIN LIMITED PARTNERSHIP II,
           MEADOWBROOK MANOR OF KIMBERLING CITY LIMITED PARTNERSHIP,
               MEADOWBROOK MANOR RESIDENTIAL OF KIMBERLING CITY
                             LIMITED PARTNERSHIP,
                MEADOWBROOK MANOR OF LAMAR LIMITED PARTNERSHIP,
               MEADOWBROOK MANOR OF LARNED LIMITED PARTNERSHIP,
              MEADOWBROOK MANOR OF MARCELINE LIMITED PARTNERSHIP,
              MEADOWBROOK MANOR OF SEDGWICK LIMITED PARTNERSHIP,
             MEADOWBROOK MANOR OF SHADY OAKS LIMITED PARTNERSHIP, MEADOWBROOK MANOR OF SPRINGFIELD LIMITED PARTNERSHIP,
             MEADOWBROOK MANOR OF ST. CHARLES LIMITED PARTNERSHIP,
               MEADOWBROOK MANOR OF TOPEKA LIMITED PARTNERSHIP,
                   MEADOWBROOK MANOR WORNALL OF KANSAS CITY
                             LIMITED PARTNERSHIP,
                                DON G. ANGELL,
                               DANIEL D. MOSCA,
                 MEADOWBROOK MANOR OF KANSAS & MISSOURI, INC.,
                  MIDAMERICA PHARMACIES LIMITED PARTNERSHIP,
                         FIRST HEALTHCARE CORPORATION
                                      and
                           MEDISAVE PHARMACIES, INC.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
RECITALS..................................................................    2

ARTICLE I - CERTAIN DEFINITIONS AND RULES OF CONSTRUCTION.................    8

     1.01  Certain Defined Terms..........................................    8
     1.02  Accounting Terms...............................................    9
     1.03  Recitals, Articles, Sections, Etc..............................    9
     1.04  Recitals.......................................................    9
     1.05  No Construction against Drafter................................    9
     1.06  Reasonable Fees and Disbursements of Attorneys.................    9

ARTICLE II - WAIVERS OF DEFENSES AND RIGHTS; RELEASES.....................    9

     2.01  WAIVER OF DEFENSES AND RIGHTS BY EACH FORBEARANCE
           -------------------------------------------------
           PARTY..........................................................    9
           -----
     2.02  WAIVER OF DEFENSES AND RIGHTS BY EACH MIDAMERICA
           ------------------------------------------------
           PARTY..........................................................   10
           -----
     2.03  RELEASE BY EACH FORBEARANCE PARTY..............................   10
           ---------------------------------
     2.04  RELEASE BY EACH MIDAMERICA PARTY...............................   11
           --------------------------------
     2.05  Consultation with Legal Counsel, Etc...........................   12

ARTICLE III - FORBEARANCE AND FORBEARANCE PERIOD..........................   13

     3.01  Forbearance....................................................   13
     3.02  Interest on the Notes..........................................   13
     3.03  Installment Payment Dates under the Notes......................   13
     3.04  Rent Payment Dates under the Subleases.........................   14
     3.05  Operator's Return Payment Dates under the
           Management Agreements..........................................   14
     3.06  Payment of the Arrearages......................................   14
     3.07  Interest on the Arrearages.....................................   15
     3.08  Application of Payments........................................   15
     3.09  Certain Payments and Computations..............................   16
     3.10  Tax Deposits...................................................   16

          (a)  Certain Tax Deposits.......................................   16
          (b)  Certain Other Tax Deposits.................................   16
          (c)  Additional Tax Deposits....................................   17
          (d)  Use of Deposited Funds; Grant of
               Security Interest..........................................   17
          (e)  Transfer of Transaction Documents
               or Forbearance Documents...................................   17

     3.11  Waiver of Certain Designated Defaults, Etc.....................   18
     3.12  Reporting Requirements.........................................   18
     3.13  Title Search Reports...........................................   21
     3.14  Certain Required Documents.....................................   21
     3.15  Certain Other Required Documents...............................   24

                                                                           Page
                                                                           ----
     3.16  Escrowed Documents.............................................   25
     3.17  Certain Other Documents Required by MediSave...................   27
     3.18  Further Assurances.............................................   28
     3.19  Consents.......................................................   29
     3.20  Certain Junior Liens...........................................   29
     3.21  Marceline Facility.............................................   31
     3.22  Chastain's Facilities..........................................   31
     3.23  Optional Prepayments; Refinancing..............................   32

          (a)  Optional Prepayments of the Arrearages.....................   32
          (b)  No Prepayments of the Notes................................   32
          (c)  Refinancing................................................   33

     3.24  Transferees of First Healthcare................................   34
     3.25  Acceptance of Escrowed Documents...............................   35

          (a)  Confessions of Judgment....................................   35
          (b)  Sublease Termination Agreements............................   35
          (c)  Kansas Deeds in Lieu of Foreclosure........................   35
          (d)  Missouri Deeds in Lieu of Foreclosure......................   36
          (e)  Other Escrowed Documents...................................   36

     3.26  Completion of Escrowed Documents...............................   36
     3.27  Return of Escrowed Documents...................................   37
     3.28  Limitation on Interest.........................................   37
     3.29  Consent of Guarantors..........................................   37

ARTICLE IV - CONDITIONS PRECEDENT.........................................   37

     4.01  Conditions Precedent...........................................   37

ARTICLE V - REPRESENTATIONS AND WARRANTIES................................   40

     5.01  Certain Representations and Warranties of the Forbearance
           Parties........................................................   40

          (a)  Validity, Enforceability, Etc..............................   40
          (b)  Consents, Etc..............................................   40
          (c)  Legal Proceedings..........................................   40
          (d)  Disclosures................................................   41
          (e)  Forbearance Defaults; Etc..................................   41
          (f)  Purpose of Obligations.....................................   41
          (g)  No Claims..................................................   41

     5.02  Additional Representations and Warranties of the
           Partnerships...................................................   41

          (a)  Partnership Existence and Power............................   41
          (b)  Partnership Authorization..................................   42
          (c)  Non-Contravention..........................................   42

                                                                           Page
                                                                           ----
          (d)  Unconditional Obligation; No Defenses, Etc.................   42
          (e)  Partners...................................................   42
          (f)  Address....................................................   42

     5.03  Certain Representations and Warranties of the MidAmerica
           Parties........................................................   43

          (a)  Validity, Enforceability, Etc..............................   43
          (b)  Consents, Etc..............................................   43
          (c)  Legal Proceedings..........................................   43
          (d)  Disclosures................................................   43
          (e)  Forbearance Defaults; Etc..................................   44
          (f)  Purpose of Obligations.....................................   44

     5.04  Additional Representations and Warranties of MidAmerica........   44

          (a)  Partnership Existence and Power............................   44
          (b)  Partnership Authorization..................................   44
          (c)  Non-Contravention..........................................   44
          (d)  Unconditional Obligation; No Defenses, Etc.................   45
          (e)  Partners...................................................   45
          (f)  Address....................................................   45

     5.05  Additional Representations and Warranties of the
           Guarantors.....................................................   45

          (a)  Capacity...................................................   45
          (b)  Non-Contravention..........................................   45
          (c)  No Defenses, Etc...........................................   46

     5.06  Additional Representations and Warranties of the
           General Partner................................................   46

          (a)  Corporate Existence and Power..............................   46
          (b)  Corporate Authorization....................................   46
          (c)  Non-Contravention..........................................   46
          (d)  No Defenses, Etc...........................................   47

     5.07  Representations and Warranties of First Healthcare.............   47


          (a)  Notes......................................................   47
          (b)  Subleases..................................................   47
          (c)  Corporate Authorization....................................   47

     5.08  Representations and Warranties of MediSave.....................   47

          (a)  MediSave Note..............................................   47
          (b)  Corporate Authorization....................................   48

                                                                           Page
                                                                           ----
ARTICLE VI - FORBEARANCE DEFAULTS.........................................   48

     6.01  Forbearance Defaults...........................................   48
     6.02  Remedies.......................................................   50
     6.03  No Mortgagee in Possession, Etc................................   55
     6.04  Marketing of Facilities........................................   55
     6.05  Order of Acceptance of Escrowed Documents......................   56
     6.06  Deeds in Lieu of Foreclosure; Other Escrowed
           Documents......................................................   57

          (a)  Absolute Conveyance; Termination of Right
               of Redemption; Etc.........................................   57
          (b)  No Merger..................................................   57
          (c)  No Satisfaction of Obligations.............................   58
          (d)  Forbearance Parties Remain Liable..........................   58

     6.07  Guarantor Confessions of Judgment..............................   59

ARTICLE VII - MISCELLANEOUS...............................................   66

     7.01  Amendments, Etc................................................   66
     7.02  Notices........................................................   67
     7.03  Entire Agreement...............................................   70
     7.04  No Waiver; Remedies Cumulative.................................   70
     7.05  Costs and Expenses.............................................   71
     7.06  Consent to Jurisdiction........................................   72
     7.07  Binding Effect.................................................   73
     7.08  Severability...................................................   74
     7.09  Captions.......................................................   74
     7.10  Survival.......................................................   74
     7.11  Execution in Counterparts......................................   74
     7.12  Governing Law..................................................   74
     7.13  Waiver of Jury Trial...........................................   74
     7.14  Oral Agreements Unenforceable..................................   75

Schedule A    - Facilities
Schedule B    - Notes
Schedule F    - Mortgages
Schedule G    - Deeds of Trust
Schedule J(1) - Delinquent Indebtedness
Schedule J(2) - Delinquent Rent
Schedule J(3) - Delinquent Management Obligations
Schedule J(4) - Delinquent Taxes
Schedule K    - Cost Report Remittance
Schedule Q    - Tax Arrearage
Schedule 1.01 - Certain Defined Terms
Schedule 3.04 - Additional Rent
Schedule 3.05 - Additional Operator's Return
Schedule 3.06 - Shares

Exhibit 3.14(a)  -  Form of Partnership Security Agreement
Exhibit 3.14(b)  -  Form of Partnership Guaranty
Exhibit 3.14(c)  -  Form of Restated First Healthcare Guaranty
Exhibit 3.14(e)  -  Form of Escrow Agreement
Exhibit 3.14(h)  -  Form of Stipulation for Relief
Exhibit 3.14(i)  -  Form of Stipulation for Appointment of Receiver

Exhibit 3.15(a)  -  Form of Agency Agreement
Exhibit 3.15(b)  -  Form of Partnership Guaranty Mortgage
Exhibit 3.15(c)  -  Form of Partnership Guaranty Deed of Trust
Exhibit 3.15(d)  -  Form of Partnership Guaranty Security Agreement

Exhibit 3.16(a)  -  Form of Guarantor Confession of Judgment
Exhibit 3.16(b)  -  Form of Purchaser Confession of Judgment
Exhibit 3.16(c)  -  Form of Sublessee Confession of Judgment
Exhibit 3.16(d)  -  Form of Manager Confession of Judgment
Exhibit 3.16(e)  -  Form of Sublease Termination Agreement
Exhibit 3.16(f)  -  Form of Management Termination Agreement
Exhibit 3.16(g)  -  Form of Escrowed Management Agreement
Exhibit 3.16(h)  -  Form of Kansas Deed in Lieu of Foreclosure
Exhibit 3.16(i)  -  Form of Missouri Deed in Lieu of Foreclosure
Exhibit 3.16(j)  -  Form of Estoppel Affidavit
Exhibit 3.16(k)  -  Form of Certificate of Non-Foreign Status
Exhibit 3.16(l)  -  Form of Bill of Sale in Lieu of Foreclosure

Exhibit 3.17(a)  -  Form of MediSave Note Modification Agreement
Exhibit 3.17(b)  -  Form of Restated MediSave Guaranty
Exhibit 3.17(c)  -  Form of MediSave Partnership Guaranty

                             FORBEARANCE AGREEMENT

     This FORBEARANCE AGREEMENT, dated as of August 25, 1995 (this "Agreement"), is made by and among MEADOWBROOK MANOR OF AVA LIMITED PARTNERSHIP ("Ava"), MEADOWBROOK MANOR OF BALLWIN LIMITED PARTNERSHIP (formerly known as Meadowbrook Manor of Baldwin Limited Partnership) ("Ballwin"), MEADOWBROOK MANOR BLUE HILLS OF KANSAS CITY LIMITED PARTNERSHIP I ("Blue Hills"), MEADOWBROOK MANOR OF BUFFALO LIMITED PARTNERSHIP ("Buffalo"), MEADOWBROOK MANOR OF CHANUTE LIMITED PARTNERSHIP ("Chanute"), MEADOWBROOK MANOR OF CLINTON LIMITED PARTNERSHIP ("Clinton"), MEADOWBROOK MANOR COLONIAL TERRACE OF INDEPENDENCE LIMITED PARTNERSHIP ("Colonial Terrace"), MEADOWBROOK MANOR OF COLUMBIA LIMITED PARTNERSHIP ("Columbia"), MEADOWBROOK MANOR OF COUNCIL GROVE LIMITED PARTNERSHIP ("Council Grove"), MEADOWBROOK MANOR OF CRANE LIMITED PARTNERSHIP ("Crane"), MEADOWBROOK MANOR OF DES PERES LIMITED PARTNERSHIP ("Des Peres"), MEADOWBROOK MANOR OF HAYSVILLE LIMITED PARTNERSHIP ("Haysville"), MEADOWBROOK MANOR OF JEFFERSON LIMITED PARTNERSHIP ("Jefferson"), MEADOWBROOK MANOR OF JOPLIN LIMITED PARTNERSHIP I ("Joplin I"), MEADOWBROOK MANOR OF JOPLIN LIMITED PARTNERSHIP II ("Joplin II"), MEADOWBROOK MANOR OF KIMBERLING CITY LIMITED PARTNERSHIP ("Kimberling City Manor"), MEADOWBROOK MANOR RESIDENTIAL OF KIMBERLING CITY LIMITED PARTNERSHIP ("Kimberling City Residential"), MEADOWBROOK MANOR OF LAMAR LIMITED PARTNERSHIP ("Lamar"), MEADOWBROOK MANOR OF LARNED LIMITED PARTNERSHIP ("Larned"), MEADOWBROOK MANOR OF MARCELINE LIMITED PARTNERSHIP ("Marceline"), MEADOWBROOK MANOR OF SEDGWICK LIMITED PARTNERSHIP ("Sedgwick"), MEADOWBROOK MANOR OF SHADY OAKS LIMITED PARTNERSHIP ("Shady Oaks"), MEADOWBROOK MANOR OF SPRINGFIELD LIMITED PARTNERSHIP ("Springfield"), MEADOWBROOK MANOR OF ST. CHARLES LIMITED PARTNERSHIP ("St. Charles"), MEADOWBROOK MANOR OF TOPEKA LIMITED PARTNERSHIP ("Topeka"), MEADOWBROOK MANOR WORNALL OF KANSAS CITY LIMITED PARTNERSHIP ("Wornall"), each a North Carolina limited partnership (Ava, Ballwin, Blue Hills, Buffalo, Chanute, Clinton, Colonial Terrace, Columbia, Council Grove, Crane, Des Peres, Haysville, Jefferson, Joplin I, Joplin II, Kimberling City Manor, Kimberling City Residential, Lamar, Larned, Marceline, Sedgwick, Shady Oaks, Springfield, St. Charles, Topeka and Wornall being sometimes referred to in this Agreement individually as a "Partnership" and collectively as the "Partnerships"), DON G. ANGELL, an individual ("Angell"), DANIEL D. MOSCA, an individual ("Mosca") (Angell and Mosca being sometimes referred to in this Agreement individually as a "Guarantor" and together as the "Guarantors"), MEADOWBROOK MANOR OF KANSAS & MISSOURI, INC., a North Carolina corporation (the "General Partner"), MIDAMERICA PHARMACIES LIMITED PARTNERSHIP, a North Carolina limited partnership ("MidAmerica"), FIRST HEALTHCARE CORPORATION, a Delaware corporation ("First Healthcare"), and MEDISAVE PHARMACIES, INC., a Delaware corporation ("MediSave").

                                   RECITALS

     A. First Healthcare, the Partnerships, Meadowbrook Manor of Overland Park Limited Partnership, a North Carolina limited partnership ("Overland Park"), Meadowbrook Manor Terrace of Overland Park Limited Partnership, a North Carolina limited partnership, Meadowbrook Manor Apartments of Larned Limited Partnership, a North Carolina limited partnership, and Meadowbrook Manor of Wichita Limited Partnership, a North Carolina limited partnership ("Wichita"), have entered into a Facility Agreement, dated as of April 23, 1992, as amended and otherwise modified by a First Amendment to Facility Agreement, dated as of July 31, 1992, among First Healthcare, the Partnerships, Overland Park and Wichita (said Facility Agreement, as so amended and otherwise modified and as it may be further amended or otherwise modified from time to time, being the "Facility Agreement"), pursuant to which, among other things, (i) Ballwin, Chanute, Columbia, Council Grove, Haysville, Joplin I, Larned, Sedgwick, Springfield, St. Charles and Topeka (Ballwin, Chanute, Columbia, Council Grove, Haysville, Joplin I, Larned, Sedgwick, Springfield, St. Charles and Topeka being sometimes referred to in this Agreement individually as a "Purchaser" and collectively as the "Purchasers") have purchased from First Healthcare the respective health care facilities (individually, a "Purchased Facility" and collectively, the "Purchased Facilities") listed opposite the names of the Purchasers in Part A of Schedule A, (ii) Ava, Blue Hills, Buffalo, Clinton, Colonial Terrace, Des Peres, Jefferson, Joplin II, Lamar, Marceline, Shady Oaks and Wornall (Ava, Blue Hills, Buffalo, Clinton, Colonial Terrace, Des Peres, Jefferson, Joplin II, Lamar, Marceline, Shady Oaks and Wornall being sometimes referred to in this Agreement individually as a "Sublessee" and collectively as the "Sublessees") have subleased from First Healthcare the respective health care facilities (individually, a "Subleased Facility" and collectively, the "Subleased Facilities") listed opposite the names of the Sublessees in Part B of Schedule A, and (iii) Crane, Kimberling City Manor and Kimberling City Residential (Crane, Kimberling City Manor and Kimberling City Residential being sometimes referred to in this Agreement individually as a "Manager" and collectively as the "Managers") have agreed to manage for First Healthcare the respective health care facilities (individually, a "Managed Facility" and collectively, the "Managed Facilities") listed opposite the names of the Managers in Part C of Schedule A (the Purchased Facilities, the Subleased Facilities and the Managed Facilities being sometimes referred to in this Agreement individually as a "Facility" and collectively as the "Facilities").

     B. Pursuant to the Facility Agreement, the Purchasers have executed and delivered to First Healthcare the respective promissory notes (such promissory notes, as they may be extended, renewed or otherwise modified from time to time, being individually a "Note" and collectively the "Notes") listed or otherwise described in Schedule B. The Notes evidence the indebtedness of the Purchasers for the respective amounts of the deferred portions of the purchase prices payable by the Purchasers to First Healthcare for the Purchased Facilities.

     C. The Purchasers are indebted to First Healthcare for unpaid principal plus accrued and unpaid interest under and pursuant to the provisions of the respective Notes.

     D. Pursuant to the Facility Agreement, First Healthcare and the respective Sublessees have entered into separate subleases, each dated as of April 23, 1992 (such subleases, as they may be amended or otherwise modified from time to time, being individually a "Sublease" and collectively the "Subleases"), with respect to the respective Subleased Facilities.

     E. Pursuant to the Facility Agreement, First Healthcare and the respective Managers have entered into separate management agreements, each dated as of July 31, 1992 (such management agreements, as they may be amended or otherwise modified from time to time, being individually a "Management Agreement" and collectively the "Management Agreements"), with respect to the respective Managed Facilities.

     F. The payment and performance of the respective obligations of Chanute, Council Grove, Haysville, Larned, Sedgwick and Topeka under the Facility Agreement and their respective Notes are secured by, among other things, valid and subsisting liens on and valid and perfected security interests in the real and personal properties and fixtures described in the respective mortgages (such mortgages, as they may be amended or otherwise modified from time to time, being individually a "Mortgage" and collectively the "Mortgages") listed or otherwise described in Schedule F.

     G. The payment and performance of the respective obligations of Ballwin, Columbia, Joplin I, Springfield and St. Charles under the Facility Agreement and their respective Notes are secured by, among other things, valid and subsisting liens on and valid and perfected security interests in the real and personal properties and fixtures described in the respective deeds of trust (such deeds of trust, as they may be amended or otherwise modified from time to time, being individually a "Deed of Trust" and collectively the "Deeds of Trust") listed or otherwise described in Schedule G.

     H. The payment and performance of the respective obligations of the Sublessees under their respective Subleases are secured by, among other things, valid and perfected security interests in the personal properties described in the respective Subleases.

     I. The Guarantors have executed and delivered to and in favor of First Healthcare a Guaranty, dated July 31, 1992 (the "Guaranty"), pursuant to which, among other things, the Guarantors, jointly and severally, have guaranteed the punctual payment when due of certain obligations of the Partnerships under the Notes, the Subleases and the Management Agreements.

     J. The Partnerships are in default under the Notes, the Subleases, the Management Agreements, the Mortgages and the Deeds of Trust in the following respects (the following specified defaults being individually a "Designated Default" and collectively the "Designated Defaults"):

          (1) The Purchasers are in default under their respective Notes because the Purchasers have failed on and before June 30, 1995, to pay, within ten days after the same became due, two monthly installments of principal plus accrued and unpaid interest on the Notes (exclusive of late charges and interest at the post-default or post-maturity rate or rates provided for in the Notes) as of June 30, 1995, in an aggregate amount equal to $506,144.84 (the "Delinquent Indebtedness"), consisting of the respective amounts set forth opposite the names of the Purchasers in Schedule J(1);

          (2) The Sublessees are in default under their respective Subleases, because the Sublessees have failed on and before June 30, 1995, to pay, within ten days after the same became due, the Rent under the respective Subleases (exclusive of additional Rent attributable to any failure to pay Rent when due under the respective Subleases) in an aggregate amount equal to $1,087,249.73 (the "Delinquent Rent") as of June 30, 1995, consisting of the respective amounts set forth opposite the names of the Sublessees in Schedule J(2);

          (3) The Managers are in default under their respective Management Agreements, because the Managers have failed on and before June 30, 1995, to pay, within the applicable grace periods under the respective Management Agreements, operating costs and expenses of the respective Managed Facilities and the Operator's Return under the respective Management Agreements in an aggregate amount equal to $247,673.49 (the "Delinquent Management Obligations") as of

     June 30, 1995, consisting of the respective amounts set forth opposite the names of the Managers in Schedule J(3);

          (4) The Partnerships also are in default under the Notes, the Subleases, the Management Agreements, the Mortgages and the Deeds of Trust, because the Partnerships have failed on and before June 30, 1995, to pay when due (whether upon demand, at stated maturity or otherwise) (a) real property taxes and personal property taxes payable pursuant to the Subleases, the Management Agreements, the Mortgages and the Deeds of Trust in an aggregate amount of approximately $1,299,945.35 (the "Delinquent Taxes") as of June 30, 1995, consisting of the respective amounts set forth opposite the names of the Partnerships in Schedule J(4), and (b) late charges, interest at the post-default or post-maturity rate or rates provided for in the Notes and additional Rent attributable to any failure to pay Rent when due under the respective Subleases, all in an aggregate amount of approximately $135,000.00 as of June 30, 1995, other costs and expenses (including, but not limited to, reasonable fees and disbursements of attorneys) and certain other obligations of the Partnerships payable on or before June 30, 1995 (all such late charges, interest, additional Rent, costs, expenses and obligations being collectively the "Other Delinquent Obligations"), pursuant to the Notes, the Subleases, the Management Agreements, the Mortgages and the Deeds of Trust;

          (5) The Partnerships also are in default under the Notes, the Subleases, the Management Agreements, the Mortgages and the Deeds of Trust, because the Partnerships have failed on and before June 30, 1995, to furnish to First Healthcare when due interim and annual financial statements and other reports required pursuant to the provisions of the Subleases, the Management Agreements, the Mortgages and the Deeds of Trust;

          (6) The Partnerships also are in default under the Notes, the Subleases, the Management Agreements, the Mortgages and the Deeds of Trust, because certain of the Partnerships have failed on and before June 30, 1995, to pay certain obligations to the State of Kansas, Department of Human Resources, and the State of Missouri, Division of Employment Security, resulting in the filing or recording of liens, notices of lien and transcripts of judgment in respect of certain of the Facilities;

          (7) The Partnerships also are in default under the Notes, the Subleases, the Management Agreements, the Mortgages and the Deeds of Trust, because certain of the Partnerships have failed on and before June 30, 1995, to pay when due principal of or premium or interest on indebtedness of each of such Partnerships (excluding indebtedness evidenced by the Notes) in an aggregate principal amount of at least $100,000.00 at any one time outstanding on or before June 30, 1995; and

          (8) The Partnerships also are in default under the Notes, the Subleases, the Management Agreements, the Mortgages and the Deeds of Trust, because Sedgwick and Topeka, respectively, have failed to maintain in full force and effect all registrations, qualifications, licenses and other authorizations and approvals required to use and occupy the Purchased Facility purchased by Sedgwick as and for a 95-bed intermediate care facility and to use and occupy the Purchased Facility purchased by Topeka as and for a 116-bed intermediate care and 58-bed skilled nursing facility (said respective failures by Sedgwick and Topeka to maintain in full force and effect such registrations, qualifications, licenses and other authorizations and approvals being collectively the "Licensure Default").

      K. As of the date of this Agreement, certain of the Partnerships are liable pursuant to the Facility Agreement for the remittance to First Healthcare of the net aggregate amount of $152,742.00 (the "Cost Report Remittance") received by the Partnerships from governmental and regulatory authorities in respect of cost reports filed with respect to the Facilities for certain cost reporting periods, consisting of the respective amounts set forth opposite the names of those Partnerships in Schedule K.

      L. Pursuant to the provisions of the respective Notes, the Purchasers have agreed, among other things, to pay all costs and expenses (including, but not limited to, reasonable fees and disbursements of attorneys) incurred by First Healthcare in connection with or incidental to any Event of Default under and as defined, respectively, in the Notes or otherwise in connection with or incidental to the enforcement of the Notes and other Transaction Documents (such term being used in this Agreement as defined in Schedule 1.01).

      M. Pursuant to the provisions of the respective Subleases, the Sublessees have agreed, among other things, to indemnify First Healthcare against all costs and expenses (including, but not limited to, reasonable fees and disbursements of attorneys) incurred by First Healthcare by reason of any failure by the Sublessees to perform or comply with any provisions of their respective Subleases.

      N. Pursuant to the provisions of the respective Management Agreements, the Managers have agreed, among other things, to indemnify First Healthcare against all costs and expenses (including, but not limited to, reasonable fees and disbursements of attorneys) incurred by First Healthcare by reason of any failure by the Managers to perform or comply with any provisions of their respective Management Agreements.

      O. As of the date of this Agreement, First Healthcare has incurred costs and expenses (including, but not limited to, reasonable fees and disbursements of attorneys) in an aggregate amount exceeding $160,000.00 by reason of or in connection with or incidental to the Designated Defaults. A portion of such costs and expenses in the aggregate amount of $160,000.00 are sometimes referred to in this Agreement as the "Default Costs and Expenses." The Default Costs and Expenses, as well as all other costs and expenses (including, but not limited to, reasonable fees and disbursements of attorneys) incurred by First Healthcare by reason of or in connection with or incidental to the Designated Defaults, are payable by the Partnerships under and pursuant to the respective Transaction Documents.

      P. Because of the occurrence of the Designated Defaults and other events and conditions which constitute breaches of or defaults under the Transaction Documents, First Healthcare has the current right to exercise and enforce any and all rights and remedies of First Healthcare provided for in the Transaction Documents and otherwise available to First Healthcare by agreement, at law or in equity, including, but not limited to, the right to charge and collect interest at the post-default or post-maturity rate or rates provided for in the Notes and the other Transaction Documents, to terminate the Subleases and the Management Agreements, to take immediate possession of the Facilities and all of the other Collateral (such term being used in this Agreement as defined in Schedule 1.01), to foreclose, realize upon and otherwise proceed against any and all of the Collateral, and to enforce the Guaranty against any one or both of the Guarantors.

      Q. First Healthcare has paid to the appropriate taxation authorities a portion of the Delinquent Taxes in the aggregate amount of $253,928.87 (the "Tax Arrearage"), consisting of the respective amounts of taxes paid by First Healthcare and set forth opposite the names of the Partnerships listed in Schedule Q.

      R. MediSave and MidAmerica have entered into an Asset Purchase Agreement, dated as of July 31, 1992 (said Asset Purchase Agreement, as it has been or hereafter from time to time may be amended or otherwise modified, being the "MediSave Purchase Agreement").

      S. Pursuant to the MediSave Purchase Agreement, MidAmerica has executed and delivered to MediSave a Promissory Note, dated July 31, 1992 (the "MediSave Note"), made by MidAmerica payable to the order of MediSave in the stated principal sum of $320,397.00. MidAmerica is indebted to MediSave for unpaid principal plus accrued and unpaid interest under and pursuant to the provisions of the MediSave Note.

      T. The Guarantors have executed and delivered to and in favor of MediSave a Guaranty, dated July 31, 1992 (said Guaranty, as it has been or hereafter from time to time may be amended or otherwise modified, being the "MediSave Guaranty"), pursuant to which, among other things, the Guarantors, jointly and severally, have guaranteed the punctual payment when due of certain obligations of MidAmerica under the MediSave Note.

      U. The Partnerships, the General Partner and the Guarantors have requested that First Healthcare forbear from exercising First Healthcare's rights and remedies under the Transaction Documents and, although First Healthcare is under no obligation to do so, First Healthcare is willing, on terms and subject to conditions set forth below in this Agreement, and only during the specific forbearance period set forth below in this Agreement, to forbear from exercising First Healthcare's rights and remedies under the Transaction Documents.

      V. MidAmerica, the General Partner and the Guarantors have requested that MediSave agree to extend the scheduled maturity date of the MediSave Note and otherwise to modify the payment terms under the MediSave Note and, although MediSave is under no obligation to do so, MediSave is willing, on terms and subject to conditions set forth or provided for below in this Agreement, to agree to extend the scheduled maturity date of the MediSave Note and otherwise to modify the payment terms under the MediSave Note.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnerships, the Guarantors, the General Partner, MidAmerica, First Healthcare and MediSave hereby agree as follows:

                                   ARTICLE I
                 CERTAIN DEFINITIONS AND RULES OF CONSTRUCTION

      1.01  Certain Defined Terms.  As used in this Agreement, the terms set
            ---------------------
forth in Schedule 1.01 shall have the respective meanings assigned to those terms in Schedule 1.01 (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

      1.02  Accounting Terms.  All accounting terms that are not specifically
            ----------------
defined in this Agreement shall be construed in accordance with sound accounting principles and practices consistent with those applied in the preparation of the financial statements referred to in Section 3.12. The term "sound accounting principles and practices" means generally accepted accounting principles and practices consistently applied, but permitting, with respect to the preparation of financial statements, the omission of footnotes and federal and state income tax reserves, none of which omissions shall represent an omission of material items of revenue or expense other than federal and state income tax expense.

      1.03  Recitals, Articles, Sections, Etc.  Unless stated otherwise in this
            ---------------------------------
Agreement, references in this Agreement to Recitals, Articles, Sections, Schedules and Exhibits are references to Recitals, Articles and Sections of, and Schedules and Exhibits attached to, this Agreement. Each Schedule to this Agreement is by this reference incorporated in this Agreement.

      1.04  Recitals.  All Recitals set forth in this Agreement are by this
            --------
reference incorporated in this Agreement. This Agreement is made in reliance on the accuracy of the Recitals set forth in this Agreement, which Recitals are acknowledged by the Forbearance Parties, the MidAmerica Parties, First Healthcare and MediSave to be true and accurate as of the date of this Agreement.

      1.05  No Construction against Drafter.  No inference in favor of, or
            -------------------------------
against, any party to this Agreement shall be drawn from the fact that such party has drafted any portion of this Agreement, any other Forbearance Document, any other MediSave Forbearance Document, any Escrowed Document, any Transaction Document or any MediSave Transaction Document.

      1.06  Reasonable Fees and Disbursements of Attorneys.  For the purposes of
            ----------------------------------------------
this Agreement, references to reasonable fees and disbursements of attorneys shall include, but shall not be limited to, reasonable fees and disbursements allocated for internal corporate counsel.

                                  ARTICLE II
                   WAIVERS OF DEFENSES AND RIGHTS; RELEASES

      2.01  WAIVER OF DEFENSES AND RIGHTS BY EACH FORBEARANCE PARTY.  Each
            -------------------------------------------------------
Forbearance Party, for such Forbearance Party and the heirs, executors, administrators, personal representatives, legal representatives, successors and assigns of such Forbearance Party, HEREBY WAIVES AND RELINQUISHES any and all defenses and any and all rights to set-off or recoupment, of any kind whatsoever, that such Forbearance Party or any Person claiming by or through such Forbearance Party may now have or may claim to have in respect of payment of any or all of the Obligations of such Forbearance Party under any Transaction Document and/or enforcement of any or all of the Transaction Documents.

      2.02  WAIVER OF DEFENSES AND RIGHTS BY EACH MIDAMERICA PARTY.  Each
            ------------------------------------------------------
MidAmerica Party, for such MidAmerica Party and the heirs, executors, administrators, personal representatives, legal representatives, successors and assigns of such MidAmerica Party, HEREBY WAIVES AND RELINQUISHES any and all defenses and any and all rights to set-off or recoupment, of any kind whatsoever, that such MidAmerica Party or any Person claiming by or through such MidAmerica Party may now have or may claim to have in respect of payment of any or all of the MidAmerica Obligations of such MidAmerica Party under any MediSave Transaction Document and/or enforcement of any or all of the MediSave Transaction Documents.

      2.03  RELEASE BY EACH FORBEARANCE PARTY.  Each Forbearance Party, for such
            ---------------------------------
Forbearance Party and the heirs, executors, administrators, personal representatives, legal representatives, successors and assigns of such Forbearance Party, HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES First Healthcare, Hillhaven, MediSave, First Rehab, the respective subsidiaries and affiliates of First Healthcare, Hillhaven, MediSave and First Rehab, the respective directors, officers, employees, insurers, agents and representatives of First Healthcare, Hillhaven, MediSave, First Rehab and the respective subsidiaries and affiliates of First Healthcare, Hillhaven, MediSave and First Rehab, all other Persons who are acting or at any time or times have acted for or on behalf of any of First Healthcare, Hillhaven, MediSave, First Rehab and the respective subsidiaries and affiliates of First Healthcare, Hillhaven, MediSave and First Rehab, and all of their respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns, from all claims, demands, actions, causes of action, losses, liabilities, damages, costs, expenses and disbursements (including, but not limited to, fees and disbursements of accountants, attorneys, engineers and other professionals, experts and agents) of any kind whatsoever, both known and unknown, both foreseen and unforeseen, whether now or hereafter existing, whether matured or unmatured, liquidated or unliquidated or choate or inchoate, whether based upon tort, contract, breach of contract or otherwise, and whether or not asserted, which such Forbearance Party or any Person claiming by or through such Forbearance Party may now or hereafter have or incur or may now or hereafter claim to have or to have incurred, arising or to arise, directly or indirectly, from or by reason of, or in any manner related to or connected with,
(a) the negotiation, preparation, execution and/or delivery of this Agreement, any other Forbearance Document, any other MediSave

Forbearance Document, any Escrowed Document, any Transaction Document and/or any MediSave Transaction Document and/or (b) any failure of title to be vested in Ballwin with respect to the estate or interest in the portion of the lots, tracts or parcels described as Parcel 2 in Exhibit A to the Ballwin Deed and/or
(c) any other fact, event, transaction, condition, act or omission to act occurring on or prior to the date of this Agreement under or in any manner related to or connected with the Facility Agreement, any other Transaction Document, any MediSave Transaction Document, any Forbearance Document, any MediSave Forbearance Document, any Facility, any of the Collateral, any of the Obligations and/or any of the MidAmerica Obligations, regardless of when the cause of action with respect to any such fact, event, transaction, condition, act or omission to act shall be deemed to arise; provided that no provision of
                                                 --------
this Section shall in any way limit, diminish, terminate or otherwise affect (i) any warranty of title set forth in any Deed other than as set forth in clause
(b) of this Section with respect to the Ballwin Deed, (ii) any of the covenants of First Healthcare set forth in any of Sections 3.15, 5.04, 5.05, 7.06 and 7.07 of the Facility Agreement, (iii) any of the covenants of First Healthcare set forth in this Agreement or any other Forbearance Document, (iv) any of the covenants of MediSave set forth in this Agreement or any other MediSave Forbearance Document, (v) the enforceability against First Healthcare of any of the covenants of First Healthcare set forth in any of Sections 3.15, 5.04, 5.05,
7.06 and 7.07 of the Facility Agreement, (vi) the enforceability against First Healthcare of any of the covenants of First Healthcare set forth in this Agreement or any other Forbearance Document or (vii) the enforceability against MediSave of any of the covenants of MediSave set forth in this Agreement or any other MediSave Forbearance Document.

      2.04  RELEASE BY EACH MIDAMERICA PARTY.  Each MidAmerica Party, for such
            --------------------------------
MidAmerica Party and the heirs, executors, administrators, personal representatives, legal representatives, successors and assigns of such MidAmerica Party, HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES First Healthcare, Hillhaven, MediSave, First Rehab, the respective subsidiaries and affiliates of First Healthcare, Hillhaven, MediSave and First Rehab, the respective directors, officers, employees, insurers, agents and representatives of First Healthcare, Hillhaven, MediSave, First Rehab and the respective subsidiaries and affiliates of First Healthcare, Hillhaven, MediSave and First Rehab, all other Persons who are acting or at any time or times have acted for or on behalf of any of First Healthcare, Hillhaven, MediSave, First Rehab and the respective subsidiaries and affiliates of First Healthcare, Hillhaven, MediSave and First Rehab, and all of their respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns, from all claims, demands, actions, causes of action, losses, liabilities, damages, costs, expenses and disbursements (including, but not limited to, fees and disbursements of accountants, attorneys, engineers and other professionals, experts and agents) of any kind whatsoever, both known and unknown, both foreseen and unforeseen, whether now or hereafter existing, whether matured or unmatured, liquidated or unliquidated or choate or inchoate, whether based upon tort, contract, breach of contract or otherwise, and whether or not asserted, which such MidAmerica Party or any Person claiming by or through such MidAmerica Party may now or hereafter have or incur or may now or hereafter claim to have or to have incurred, arising or to arise, directly or indirectly, from or by reason of, or in any manner related to or connected with,
(a) the negotiation, preparation, execution and/or delivery of this Agreement, any other Forbearance Document, any other MediSave Forbearance Document, any Escrowed Document, any Transaction Document and/or any MediSave Transaction Document and/or (b) any fact, event, transaction, condition, act or omission to act occurring on or prior to the date of this Agreement (including, but not limited to, any such fact, event, transaction, condition, act or omission to act under or in any manner related to or connected with the Facility Agreement, any other Transaction Document, any MediSave Transaction Document, any of the Obligations and/or any of the MidAmerica Obligations), regardless of when the cause of action with respect to any such fact, event, transaction, condition, act or omission to act shall be deemed to arise; provided that no provision of
                                                 --------
this Section shall in any way limit, diminish, terminate or otherwise affect (i) any of the covenants of First Healthcare set forth in this Agreement or any other Forbearance Document, (ii) any of the covenants of MediSave set forth in this Agreement or any other MediSave Forbearance Document, (iii) the enforceability against First Healthcare of any of the covenants of First Healthcare set forth in this Agreement or any other Forbearance Document or (iv) the enforceability against MediSave of any of the covenants of MediSave set forth in this Agreement or any other MediSave Forbearance Document.

      2.05  Consultation with Legal Counsel, Etc.  Each Forbearance Party
            ------------------------------------
acknowledges and agrees that (a) the waiver, relinquishment, release, acquittance and discharge set forth in Sections 2.01 and 2.03 have been specifically negotiated and are essential and material terms of this Agreement and a material part of the consideration for the execution and delivery of this Agreement by First Healthcare and MediSave, (b) such Forbearance Party has consulted with legal counsel of such Forbearance Party's own choosing prior to signing this Agreement and accepting and agreeing to the provisions of this Agreement, including, but not limited to, the waiver, relinquishment, release, acquittance and discharge set forth in Sections 2.01 and 2.03, and (c) such Forbearance Party voluntarily and knowingly has signed this Agreement and accepted and agreed to the provisions of this Agreement, including, but not limited to, the waiver, relinquishment, release, acquittance and discharge set forth in Sections 2.01 and 2.03. Each MidAmerica Party acknowledges and agrees that (i) the waiver, relinquishment, release, acquittance and discharge set forth in Sections 2.02 and 2.04 have been specifically negotiated and are essential and material terms of this Agreement and a material part of the consideration for the execution and delivery of this Agreement by First Healthcare and MediSave, (ii) such MidAmerica Party has consulted with legal counsel of such MidAmerica Party's own choosing prior to signing this Agreement and accepting and agreeing to the provisions of this Agreement, including, but not limited to, the waiver, relinquishment, release, acquittance and discharge set forth in Sections 2.02 and 2.04, and (iii) such MidAmerica Party voluntarily and knowingly has signed this Agreement and accepted and agreed to the provisions of this Agreement, including, but not limited to, the waiver, relinquishment, release, acquittance and discharge set forth in Sections 2.02 and 2.04.

                                  ARTICLE III
                      FORBEARANCE AND FORBEARANCE PERIOD

      3.01  Forbearance.  Subject to Article IV, during the period (the
            -----------
"Forbearance Period") from June 30, 1995, until the earlier of the occurrence of any Forbearance Default or December 25, 1997, First Healthcare will forbear from
(a) making any demand or commencing any collection action with respect to any of the Delinquent Obligations, (b) terminating the Subleases and the Management Agreements, (c) taking any action, judicial or nonjudicial, to foreclose, realize upon or otherwise proceed against any or all of the Collateral and (d) making any demand under or commencing any action to enforce the Guaranty against any one or both of the Guarantors.

      3.02  Interest on the Notes.  Each Note shall bear interest during the
            ---------------------
Forbearance Period at the Regular Rate under and as defined in such Note; provided that if, on or before February 1, 1996, no Forbearance Default shall
--------
have occurred, then the date on which the Regular Rate under and as defined in the respective Notes is scheduled to increase from nine percent (9%) per annum to eleven percent (11%) per annum shall be deferred, without further writing or other action by First Healthcare or any Forbearance Party, from February 1, 1996, to February 1, 1997.

      3.03  Installment Payment Dates under the Notes.  During the Forbearance
            -----------------------------------------
Period, each installment of principal and interest under any Note that is stated to be due on the first day of a calendar month may be made on or before, but not later than, the twenty-fifth day of such calendar month, and such extension of time shall in such case be included in the computation of interest; provided
                                                                       --------
that in no event shall the final installment of principal and interest under any Note be extended beyond the stated maturity date of August 1, 1999.

      3.04  Rent Payment Dates under the Subleases.  During the Forbearance
            --------------------------------------
Period, each payment of Rent under a Sublease that is stated to be due on the first day of a calendar month may be made on or before, but not later than, the twenty-fifth day of such calendar month if, but only if, on the date any such payment of Rent is made other than on the first day of the calendar month in which such payment is stated to be due, the Sublessee under such Sublease also pays to First Healthcare, as additional Rent under such Sublease, a per diem amount equal to the amount set forth opposite the name of such Sublessee in
Schedule 3.04 for each day (including the first day, but excluding the last day) occurring during the period from the first day of such calendar month until the day on which such payment of Rent is received by First Healthcare.

      3.05  Operator's Return Payment Dates under the Management Agreements.
            ---------------------------------------------------------------
During the Forbearance Period, each payment of Operator's Return under a Management Agreement that is stated to be due on the first day of a calendar month may be made on or before, but not later than, the twenty-fifth day of such calendar month if, but only if, on the date any such payment of Operator's Return is made other than on the first day of the calendar month in which such payment is stated to be due, the Manager under such Management Agreement also pays to First Healthcare, as additional Operator's Return under such Management Agreement, a per diem amount equal to the amount set forth opposite the name of such Manager in Schedule 3.05 for each day (including the first day, but excluding the last day) occurring during the period from the first day of such calendar month until the day on which such payment of Operator's Return is received by First Healthcare.

      3.06  Payment of the Arrearages.  Each Partnership shall pay such
            -------------------------
Partnership's Share of the Arrearages to First Healthcare in installments as follows:

          (a) One installment in an amount equal to such Partnership's Share of $252,000.00, payable on December 31, 1995;

          (b) Five equal, consecutive monthly installments, each in an amount equal to such Partnership's Share of $80,000.00, payable on the twenty-fifth day of each calendar month, commencing on January 25, 1996, and continuing to and including May 25, 1996;

          (c) Eighteen equal, consecutive monthly installments, each in an amount equal to such Partnership's Share of $105,000.00, payable on the twenty-fifth day of each calendar month, commencing on June 25, 1996, and continuing to and including November 25, 1997; and

          (d) One final installment on December 25, 1997, in an amount equal to such Partnership's Share of the amount necessary to pay in full the then unpaid balance of the Arrearages plus all interest then accrued on the Arrearages.

For the purposes of this Agreement, the term "Share" means, for each Partnership, the percentage set forth opposite such Partnership's name in
Schedule 3.06.

      3.07  Interest on the Arrearages.  Each Partnership shall pay interest on
            --------------------------
the unpaid amount of such Partnership's Share of the Arrearages outstanding from time to time, from the respective dates on which interest begins to accrue as set forth below in this Section until such unpaid amount is paid in full, at the rate of nine percent per annum, payable monthly, commencing on December 31, 1995, and continuing on the twenty-fifth day of each consecutive calendar month thereafter, and on the date the unpaid balance of such Partnership's Share of the Arrearages is paid in full; provided that, to the extent permitted by
                                --------
applicable law, each Partnership shall pay interest on any unpaid amount of such Partnership's Share of the Arrearages that is not paid when due, and on the unpaid amount of all interest, fees and other amounts payable by such Partnership under this Agreement that is not paid when due, in each case from the date on which such amount is due (whether at stated maturity, by acceleration or otherwise) until such amount is paid in full, payable on demand, at a rate per annum equal to fourteen percent (14%) per annum. The Delinquent Indebtedness shall bear interest from July 1, 1995, the Delinquent Rent shall bear interest from July 1, 1995, the Delinquent Management Obligations shall bear interest from July 1, 1995, the Tax Arrearage shall bear interest from July 1, 1995, the Cost Report Remittance shall bear interest from August 11, 1995, and the respective amounts constituting the Default Costs and Expenses shall bear interest from the respective dates on which such amounts are paid by First Healthcare.

      3.08  Application of Payments.  Each payment by a Partnership under
            -----------------------
Sections 3.06 and 3.07, at the option of First Healthcare, may be applied first to any costs and expenses (including, but not limited to, reasonable fees and disbursements of attorneys) then payable by such Partnership under this Agreement, then to interest then accrued on the unpaid amount of such Partnership's Share of the Arrearages, and then to the unpaid amount of such Partnership's Share of the Arrearages in such order and in such manner as First Healthcare shall determine in its sole discretion.

      3.09  Certain Payments and Computations.  Each Partnership shall make each
            ---------------------------------
payment under Sections 3.06 and 3.07, and each deposit under Section 3.10, on the day when due to First Healthcare at 1148 Broadway Plaza, Tacoma, Washington 98402, attention of Credit Portfolio Manager, or at such other place as First Healthcare may specify from time to time. All computations of interest under this Agreement shall be made by First Healthcare on the basis of a year of 360 days, in each case for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest is payable. Whenever any payment under this Agreement or any other Forbearance Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the preceding Business Day.

      3.10  Tax Deposits.
            ------------

          (a) Certain Tax Deposits.  The Partnerships shall deposit with First
              --------------------
     Healthcare amounts required to pay the Delinquent Tax Balance and the Taxes, which deposits shall be made monthly, as follows:

                  (i) One deposit of $450,000.00 on or before August 15, 1995, the receipt of which deposit in the amount of $450,000.00 is hereby acknowledged by First Healthcare; and

                 (ii) Equal, consecutive monthly deposits of $150,000.00 each, payable on the twenty-fifth day of each consecutive calendar month, commencing on September 25, 1995, and continuing on the twenty-fifth day of each calendar month thereafter until the Tax Delinquency Payment Date.

          (b) Certain Other Tax Deposits.  So long as the Facility purchased,
              --------------------------
     subleased or managed by a Partnership remains subject to any Mortgage, any Deed of Trust, any Sublease, any Management Agreement, any Partnership Guaranty Mortgage or any Partnership Guaranty Deed of Trust, such Partnership shall deposit with First Healthcare amounts required to pay the Taxes with respect to the Facility purchased, subleased or managed by such Partnership, which amounts shall be deposited in an amount equal to one-twelfth of the aggregate annual amount of the Taxes then required to be paid by such Partnership under the Transaction Documents and the Forbearance Documents, on the twenty-fifth day of each consecutive calendar month, commencing on the twenty-fifth day of the calendar month immediately following the calendar month in which the Tax Delinquency Payment Date occurs, and continuing on the twenty-fifth day of each calendar month thereafter until all of the Obligations shall have been paid and performed in full.

          (c) Additional Tax Deposits.  If the amount of any Tax is not
              -----------------------
     ascertainable at the time any deposit is required to be made pursuant to
     Section 3.10(a) or Section 3.10(b), then such deposit shall be made on the basis of First Healthcare's estimate of the amount of such Tax, and, when such amount is fixed for the then-current year, the Partnerships or the appropriate Partnership, as the case may be, promptly shall deposit the amount of any deficiency with First Healthcare.

          (d) Use of Deposited Funds; Grant of Security Interest.
              --------------------------------------------------
     Notwithstanding any provision to the contrary in any Transaction Document, all funds deposited with First Healthcare pursuant to this Section 3.10, until applied as provided below, (i) shall constitute additional security for the payment and performance of the Obligations, (ii) shall be held by First Healthcare in a separate account, without interest, (iii) prior to the occurrence of a Forbearance Default, shall be applied by First Healthcare in payment of the Delinquent Tax Balance and the Taxes in such order and in such manner as First Healthcare shall determine in its sole discretion, and (iv) upon the occurrence of a Forbearance Default, at the option of First Healthcare, may be applied to the Obligations in such order and such manner as First Healthcare shall determine in its sole discretion or to cure such Forbearance Default or as provided in this Section 3.10. The Partnerships shall be responsible for furnishing to First Healthcare bills or invoices for the Taxes, and First Healthcare shall have no responsibility for payment of such Taxes in the absence of such bills or invoices. Each Partnership hereby pledges and assigns to First Healthcare, and hereby grants to First Healthcare a security interest in all of such Partnership's right, title and interest in, to and under, all funds at any time deposited with First Healthcare pursuant to this Section 3.10.

          (e) Transfer of Transaction Documents or Forbearance Documents.  Upon
              ----------------------------------------------------------
     an assignment or other transfer by First Healthcare of any Transaction Document or any Forbearance Document with respect to any Facility, First Healthcare shall have the right to pay over to the assignee or transferee the balance of the deposits then in the possession of First Healthcare with respect to such Facility and, upon the payment of such balance of the deposits over to such assignee or transferee and the assumption by such assignee or transferee of First Healthcare's duties in respect of such balance of the deposits, First Healthcare, the Collateral Agent and the trustee under any Deed of Trust or any Partnership Guaranty Deed of Trust pertaining to such Facility shall be completely released from all liability with respect to such deposits, and the Partnerships or the owner of such Facility shall look solely to the assignee or transferee with respect to such deposits. The provisions of this Section 3.10(e) shall apply to every assignment or other transfer of such deposits to a new assignee or transferee.

      3.11  Waiver of Certain Designated Defaults; Etc.  If each of the
            ------------------------------------------
conditions precedent set forth in Article IV either shall have been satisfied or shall have been waived in writing in whole or in part by First Healthcare in its sole discretion, and if all of the Arrearages plus all interest accrued on the Arrearages shall have been paid in full pursuant to and in accordance with Sections 3.06 and 3.07, and if the Tax Delinquency Payment Date shall have occurred, and if no Forbearance Default shall have occurred, then the Designated Defaults other than the Licensure Default shall be waived by First Healthcare without further writing or other action by First Healthcare and without prejudice to or limitation of any rights or remedies (including, but not limited to, rights of set-off) exercised by First Healthcare prior to the date of this Agreement. First Healthcare hereby waives any breach by Ballwin of the warranty of title set forth in the Deed of Trust executed and delivered by Ballwin arising by reason of any failure of title to be vested in Ballwin with respect to the estate or interest in the portion of the lots, tracts or parcels described as Parcel 2 in Exhibit A to the Ballwin Deed.

      3.12  Reporting Requirements.  Notwithstanding any provision to the
            ----------------------
contrary in any Transaction Document, from the date of this Agreement until all of the Obligations shall have been paid and performed in full:

          (a) Each Partnership shall furnish to First Healthcare:

                  (i) as soon as available and in any event within forty days after the last day of each calendar month during each fiscal year of such Partnership, with respect to the Facility purchased, subleased or managed by such Partnership, as the case may be, a balance sheet of such Facility as of the end of such calendar month and statements of income and expense of such Facility for the period commencing at the end of the immediately preceding fiscal year of such Partnership and ending with the end of such calendar month, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief executive officer or the chief financial officer of the General Partner or by the chief executive officer or the chief financial officer of Premiere as having been prepared in accordance with sound accounting principles and practices consistently applied and as fairly presenting the financial condition of such Facility as of the respective dates of such financial statements and the results of the operations of such Facility for the periods ended on such dates;

                 (ii) if different than the financial statements furnished pursuant to Section 3.12(a)(i) with respect to the Facility purchased, subleased or managed by such Partnership, as the case may be, then as soon as available and in any event within forty days after the last day of each calendar month during each fiscal year of such Partnership, a balance sheet of such Partnership as of the end of such calendar month and statements of income and expense of such Partnership for the period commencing at the end of the immediately preceding fiscal year of such Partnership and ending with the end of such calendar month, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief executive officer or the chief financial officer of the General Partner or by the chief executive officer or the chief financial officer of Premiere as having been prepared in accordance with sound accounting principles and practices consistently applied and as fairly presenting the financial condition of such Partnership as of the respective dates of such financial statements and the results of the operations of such Partnership for the periods ended on such dates;

                (iii) within forty days after the last day of each calendar month during each fiscal year of such Partnership, a certificate of the chief executive officer or the chief financial officer of the General Partner or a certificate of the chief executive officer or the chief financial officer of Premiere stating that no Forbearance Default, and no event which, with the giving of notice or the lapse of time or both, would constitute a Forbearance Default, has occurred or is continuing or, if a Forbearance Default or other such event has occurred and is continuing, a statement as to the nature thereof and the action which such Partnership has taken and proposes to take with respect thereto; and

                 (iv) as soon as available and in any event within ten days after the last day of each calendar month during each fiscal year of such Partnership, with respect to the Facility purchased, subleased or managed by such Partnership, as the case may be, detailed operational statistics for such Facility pertaining to occupancy rates, patient or resident mix and patient or resident rates by type for the period commencing at the end of the immediately preceding fiscal year of such Partnership and ending with the end of such calendar month.

          (b) The Partnerships shall furnish, or cause to be furnished, to First Healthcare with respect to the Facilities, as soon as available and in any event within twenty days after the last day of each calendar month, a consolidated statement of cash receipts and cash utilization and reconciliation of the Facilities for such calendar month, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the cash manager of Premiere.

          (c) The Partnerships shall furnish, or cause to be furnished, to First Healthcare with respect to the Facilities, as soon as available and in any event within forty days after the last day of each calendar month, consolidated and consolidating accounts receivable aging reports for the Facilities as of the last day of such calendar month, consolidated and consolidating accounts payable aging reports for the Facilities as of the last day of such calendar month, and consolidated and consolidating monthly census report summaries for the Facilities as of the last day of such calendar month, all in reasonable detail.

          (d) Each Guarantor shall furnish to First Healthcare:

                  (i) on or before September 6, 1995, a balance sheet of such Guarantor as of December 31, 1994, certified by such Guarantor as fairly presenting the financial condition of such Guarantor at December 31, 1994, and reflecting all liabilities, direct or indirect, fixed or contingent, of such Guarantor at December 31, 1994, and accompanied by a schedule listing all land and other real property owned by such Guarantor on December 31, 1994, whether alone or concurrently with one or more other Persons as joint tenants, as tenants by the entireties or otherwise (but excluding land and other real property in which any ownership interest of such Guarantor is solely an indirect interest as a shareholder, partner or member in a corporation, partnership or limited liability company that owns such land or other real property) and specifying for each lot, tract, parcel or other division of such land and other real property the form of such ownership;

                 (ii) on or before September 6, 1995, a complete copy of such Guarantor's federal income tax return, with all supporting schedules, filed with the Internal Revenue Service for 1993; and

                (iii) promptly and in any event within ten days after the filing thereof with the Internal Revenue Service, (A) copies of any and all requests for an extension of time for the filing of such Guarantor's income tax returns for any year subsequent to 1993, and
          (B) complete copies of such Guarantor's federal income tax returns, with all supporting schedules, for all years subsequent to 1993.

          (d) Except as expressly provided to the contrary in this Section 3.12, each Forbearance Party shall furnish to First Healthcare all other cost reports, surveys, financial statements and other reports, statements, certificates, materials and information to be furnished by such Forbearance Party to First Healthcare from time to time under the Transaction Documents, all in the forms and at the times provided in the Transaction Documents.

      3.13  Title Search Reports.  On or before the date of this Agreement, the
            --------------------
Forbearance Parties shall deliver or cause to be delivered to First Healthcare, in each case in form and detail satisfactory to First Healthcare, a preliminary commitment for title insurance or other title search report issued by the Title Company to First Healthcare with respect to the real property and improvements constituting each Facility, together with copies of all documents referred to in each such preliminary commitment or other title search report.

      3.14  Certain Required Documents.  On or before September 6, 1995, the
            --------------------------
Forbearance Parties and the MidAmerica Parties shall deliver or cause to be delivered to First Healthcare each of the following duly and properly executed and, where appropriate, acknowledged, attested or verified documents, in each case in form and substance satisfactory to First Healthcare:

          (a) A separate security agreement, duly executed by each Partnership in substantially the form of Exhibit 3.14(a) (individually, a "Partnership Security Agreement" and collectively, the "Partnership Security Agreements"), with respect to all accounts and general intangibles (as those terms are defined in the Uniform Commercial Code in effect in the states of Kansas and Missouri) of such Partnership;

          (b) A separate guaranty, duly executed by each Partnership in substantially the form of Exhibit 3.14(b) (individually, a "Partnership Guaranty" and collectively, the "Partnership Guaranties"), with respect to all of the Obligations of the other Partnerships under the Transaction Documents;

          (c) A modified and restated guaranty, duly executed jointly and severally by the Guarantors in substantially the form of Exhibit 3.14(c) (the "Restated First Healthcare Guaranty");

          (d) Financing statements, fixture filings and statements of amendment (individually, a "Financing Statement" and collectively, the "Financing Statements"), duly executed by each Partnership, in appropriate forms for filing or recording under the Uniform Commercial Code of all jurisdictions that First Healthcare may deem necessary or desirable in order to perfect and protect the security interests, and the priority of the security interests, created by the Transaction Documents and the Forbearance Documents;

          (e) An escrow agreement, duly executed by each Forbearance Party, First Healthcare and the Escrow Agent in substantially the form of Exhibit 3.14(e) (the "Escrow Agreement"), with respect to the Escrowed Documents;

          (f) A favorable, written opinion of Blanco Tackabery Combs & Matamoros, P.A., counsel to the Forbearance Parties and the MidAmerica Parties;

          (g) A favorable, written opinion of McAnany, Van Cleave & Phillips, P.A., special Kansas and Missouri counsel to the Forbearance Parties and the MidAmerica Parties;

          (h) A separate stipulation for immediate modification of or relief from any automatic or other stay, injunction or order imposed by the Bankruptcy Code or other law or by any court, duly executed by each Forbearance Party as well as by the General Partner in substantially the form of Exhibit 3.14(h) (individually, a "Stipulation for Relief" and collectively, the "Stipulations for Relief");

          (i) A separate stipulation for immediate appointment of a receiver, custodian, trustee, liquidator or conservator for the Facilities and the Collateral upon the occurrence of any Forbearance Default, duly executed by each Forbearance Party as well as by the General Partner in substantially the form of Exhibit 3.14(i) (individually, a "Stipulation for Appointment of Receiver" and collectively, the "Stipulations for Appointment of Receiver");

          (j) Certified copies of resolutions of all of the partners, general and limited, in each Partnership authorizing, approving, ratifying and confirming the execution, delivery and performance by such Partnership of, and the consummation of the transactions contemplated by, each Transaction Document, each Forbearance Document and each Escrowed Document to which such Partnership is or is to be a party;

          (k) Certified copies of resolutions of all of the partners, general and limited, in MidAmerica authorizing, approving, ratifying and confirming the execution, delivery and performance by MidAmerica of, and the consummation of the transactions contemplated by, this Agreement;

          (l) Certified copies of resolutions of the board of directors of the General Partner authorizing, approving, ratifying and confirming the execution, delivery and performance by the General Partner of, and the consummation of the transactions contemplated by, each Transaction Document, each Forbearance Document and each Escrowed Document to which the General Partner is or is to be a party or a signatory for and on behalf of itself and as the general partner in MidAmerica or any one or more of the Partnerships;

          (m) Certified copies of all other documents evidencing any and all consents, authorizations and approvals required from any Person with respect to the execution, delivery and performance by any Forbearance Party of, and the consummation of the transactions contemplated by, this Agreement, any other Forbearance Document or any Escrowed Document; and

          (n) The binding written commitment of the Title Company to issue in favor of First Healthcare, as the assured, such supplemental endorsements (including, but not limited to, an update endorsement) to the Title Policies as First Healthcare may deem necessary or desirable to insure the respective liens created by the Mortgages and the Deeds of Trust as valid and enforceable liens, subject to no title defects or exceptions other than the permitted exceptions, if any, to which the Mortgages and Deeds of Trust by their respective terms are specifically subject, notwithstanding any of the transactions contemplated by this Agreement and the other Forbearance Documents.

      3.15  Certain Other Required Documents.  On or before September 6, 1995,
            --------------------------------
the Forbearance Parties and the MidAmerica Parties shall deliver or cause to be delivered to the Collateral Agent, for the benefit of First Healthcare and MediSave, each of the following duly and properly executed and, where appropriate, acknowledged, attested or verified documents, in each case in form and substance satisfactory to each of First Healthcare and MediSave:

          (a) An agency and intercreditor agreement, duly executed by each Forbearance Party, each MidAmerica Party, First Healthcare, MediSave and the Collateral Agent in substantially the form of Exhibit 3.15(a) (the "Agency Agreement");

          (b) A separate mortgage, assignment, security agreement and financing statement (fixture filing), duly executed by, and acknowledged with respect to, each of Chanute, Council Grove, Haysville, Larned, Sedgwick and Topeka in substantially the form of Exhibit 3.15(b) (individually, a "Partnership Guaranty Mortgage" and collectively, the "Partnership Guaranty Mortgages"), with respect to all real properties, all fixtures and all tangible and intangible personal properties of each such Partnership;

          (c) A separate deed of trust, assignment, security agreement and financing statement (fixture filing), duly executed by, and acknowledged with respect to, each of Ballwin, Columbia, Joplin I, Springfield and St. Charles in substantially the form of Exhibit 3.15(c) (individually, a "Partnership Guaranty Deed of Trust" and collectively, the "Partnership Guaranty Deeds of Trust"), with respect to all real properties, all fixtures and all tangible and intangible personal properties of each such Partnership;

          (d) A separate security agreement, duly executed by each Partnership in substantially the form of Exhibit 3.15(d) (individually, a "Partnership Guaranty Security Agreement" and collectively, the "Partnership Guaranty Security Agreements"), with respect to all fixtures and all tangible and intangible personal properties of each such Partnership; and

          (e) Financing statements, fixture filings and statements of amendment (individually, an "Agency Financing Statement" and collectively, the "Agency Financing Statements"), duly executed by each Partnership, in appropriate forms for filing or recording under the Uniform Commercial Code of all jurisdictions that First Healthcare may deem necessary or desirable in order to perfect and protect the security interests, and the priority of the security interests, created by the Partnership Guaranty Mortgages, the Partnership Guaranty Deeds of Trust and the Partnership Guaranty Security Agreements.

      3.16  Escrowed Documents.  On or before September 6, 1995, the Forbearance
            ------------------
Parties shall deliver or cause to be delivered to, and held in escrow by, the Escrow Agent each of the following duly and properly executed and, where appropriate, acknowledged, attested or verified documents, in each case in form and substance satisfactory to First Healthcare:

          (a) A separate confession of judgment, duly executed by each Guarantor in substantially the form of Exhibit 3.16(a) (individually, a "Guarantor Confession of Judgment" and together, the "Guarantor Confessions of Judgment"), with respect to all Obligations of such Guarantor under the Restated First Healthcare Guaranty;

          (b) A separate confession of judgment for possession, duly executed by, and verified with respect to, the General Partner for itself and each of Ballwin, Columbia, Joplin I, Springfield and St. Charles in substantially the form of Exhibit 3.16(b) (individually, a "Purchaser Confession of Judgment" and collectively, the "Purchaser Confessions of Judgment"), with respect to the Purchased Facility purchased by each such Purchaser;

          (c) A separate confession of judgment for rent and possession, duly executed by, and verified with respect to, the General Partner for itself and each of Ava, Blue Hills, Buffalo, Clinton, Des Peres, Jefferson, Joplin II, Lamar, Marceline, Shady Oaks and Wornall in substantially the form of
     Exhibit 3.16(c) (individually, a "Sublessee Confession of Judgment" and collectively, the "Sublessee Confessions of Judgment"), with respect to the Subleased Facility subleased by each such Sublessee;

          (d) A separate confession of judgment for money due and possession, duly executed by, and verified with respect to, the General Partner for itself and each Manager in substantially the form of Exhibit 3.16(d) (individually, a "Manager Confession of Judgment" and collectively, the "Manager Confessions of Judgment"), with respect to the Managed Facility managed by each such Manager;

          (e) A separate termination agreement, duly executed by, and acknowledged with respect to, each Sublessee in substantially the form of Exhibit 3.16(e) (individually, a "Sublease Termination Agreement" and collectively, the "Sublease Termination Agreements"), with respect to the respective Subleases;

          (f) A separate termination agreement, duly executed by each Manager in substantially the form of Exhibit 3.16(f) (individually, a "Management Termination Agreement" and collectively, the "Management Termination Agreements"), with respect to the respective Management Agreements;

          (g) A separate management agreement, duly executed by each of Ava, Ballwin, Blue Hills, Buffalo, Chanute, Clinton, Colonial Terrace, Columbia, Council Grove, Des Peres, Haysville, Jefferson, Joplin I, Joplin II, Lamar, Larned, Marceline, Sedgwick, Shady Oaks, Springfield, St. Charles, Topeka and Wornall in substantially the form of Exhibit 3.16(g) (individually, an "Escrowed Management Agreement" and collectively, the "Escrowed Management Agreements"), with respect to the Facility purchased or subleased by each such Partnership;

          (h) A separate non-merger warranty deed in lieu of foreclosure, duly executed by, and attested and acknowledged with respect to, each of Chanute, Council Grove, Haysville, Larned, Sedgwick and Topeka in substantially the form of Exhibit 3.16(h) (individually, a "Kansas Deed in Lieu of Foreclosure" and collectively, the "Kansas Deeds in Lieu of Foreclosure"), with respect to all estate, right, title, interest, claim and demand of each such Partnership (including, but not limited to, all right of redemption) in and to all real and personal property constituting collateral or other security for any or all of the Obligations of such Partnership under the Transaction Documents;

          (i) A separate non-merger warranty deed in lieu of foreclosure, duly executed by, and attested and acknowledged with respect to, each of Ballwin, Columbia, Joplin I, Springfield and St. Charles in substantially the form of Exhibit 3.16(i) (individually, a "Missouri Deed in Lieu of Foreclosure" and collectively, the "Missouri Deeds in Lieu of Foreclosure"), with respect to all estate, right, title, interest, claim and demand of each such Partnership (including, but not limited to, all right of redemption) in and to all real and personal property constituting collateral or other security for any or all of the Obligations of such Partnership under the Transaction Documents;

          (j) A separate estoppel affidavit, duly executed by, and attested and verified with respect to, each Purchaser in substantially the form of
     Exhibit 3.16(j) (individually, an "Estoppel Affidavit" and collectively, the "Estoppel Affidavits"), with respect to the Deed in Lieu of Foreclosure executed and delivered by such Purchaser;

          (k) A separate certificate of non-foreign status, duly executed with all blanks appropriately completed by, and acknowledged with respect to, each Partnership in substantially the form of Exhibit 3.16(k) (individually, a "Certificate of Non-Foreign Status" and collectively, the "Certificates of Non-Foreign Status"), as described in section 1445 of the Internal Revenue Code, as amended, and the regulations promulgated thereunder; and

          (l) A separate non-merger bill of sale in lieu of foreclosure, duly executed by, and attested and acknowledged with respect to, each Sublessee and each Manager in substantially the form of Exhibit 3.16(l) (individually, a "Bill of Sale in Lieu of Foreclosure" and collectively, the "Bills of Sale in Lieu of Foreclosure"), with respect to all right, title and interest of each such Partner in and to all personal property constituting collateral or other security for any or all of the Obligations of such Partnership under the Transaction Documents.

      3.17  Certain Other Documents Required by MediSave.  On or before
            --------------------------------------------
September 6, 1995, the MidAmerica Parties shall deliver or cause to be delivered to MediSave each of the following duly and properly executed and, where appropriate, acknowledged, attested or verified documents, in each case in form and substance satisfactory to MediSave:

          (a) An allonge and note modification agreement, duly executed by MidAmerica and MediSave in substantially the form of Exhibit 3.17(a) (the "MediSave Note Modification Agreement"), with respect to the MediSave Note;

          (b) A modified and restated guaranty, duly executed jointly and severally by the Guarantors in substantially the form of Exhibit 3.17(b) (the "Restated MediSave Guaranty");

          (c) A separate guaranty, duly executed by each Partnership in substantially the form of Exhibit 3.17(c) (individually, a "MediSave Partnership Guaranty" and collectively, the "MediSave Partnership Guaranties"), with respect to all of the MidAmerica Obligations of MidAmerica;

          (d) Each of the favorable, written opinions required by Sections 3.14(f) and 3.14(g);

          (e) Certified copies of resolutions of all of the partners, general and limited, in MidAmerica authorizing, approving, ratifying and confirming the execution, delivery and performance by MidAmerica of, and the consummation of the transactions contemplated by, each MediSave Transaction Document and each MediSave Forbearance Document to which MidAmerica is or is to be a party;

          (f) Certified copies of resolutions of all of the partners, general and limited, in each Partnership authorizing, approving, ratifying and confirming the execution, delivery and performance by such Partnership of, and the consummation of the transactions contemplated by, each MediSave Forbearance Document to which such Partnership is or is to be a party;

          (g) Certified copies of resolutions of the board of directors of the General Partner authorizing, approving, ratifying and confirming the execution, delivery and performance by the General Partner of, and the consummation of the transactions contemplated by, each MediSave Transaction Document and each MediSave Forbearance Document to which the General Partner is or is to be a party or a signatory for and on behalf of itself and as the general partner in MidAmerica or any one or more of the Partnerships; and

          (h) Certified copies of all other documents evidencing any and all consents, authorizations and approvals required from any Person with respect to the execution, delivery and performance by any MidAmerica Party of, and the consummation of the transactions contemplated by, this Agreement or any other MediSave Forbearance Document.

      3.18  Further Assurances.  Each Forbearance Party, promptly upon the
            ------------------
request of First Healthcare and in any event within five days after such request, and at the sole cost and expense of such Forbearance Party, shall execute and deliver all such additional deeds, conveyances, stipulations, confessions of judgment, mortgages, deeds of trust, security agreements, assignments, financing statements, statements of amendment, continuation statements, estoppel certificates, applications, notices, certificates, affidavits, powers of attorney, assurances and other documents and instruments (including, but not limited to, documents relating to transfers of licenses and certificates of need with respect to the Facilities), and shall take such other action, as First Healthcare may require from time to time in order (a) to correct any defect, error or omission that may be discovered in the contents of any Transaction Document, any Forbearance Document or any Escrowed Document, or in the execution, acknowledgment, filing or recordation of any Transaction Document, any Forbearance Document or any Escrowed Document, (b) to effectuate the purposes of the Transaction Documents, the Forbearance Documents and the Escrowed Documents, (c) to subject to the liens and security interests created by the Transaction Documents and the Forbearance Documents any of such Forbearance Party's properties, rights and interests covered or intended to be covered by any such liens and security interests, (d) to effect, perfect, protect and maintain the liens and security interests created by the Transaction Documents and the Forbearance Documents, or (e) to enable First Healthcare, readily and without procedural or other delays, to exercise and enforce its rights and remedies under the Transaction Documents and the Forbearance Documents with respect to any of the Collateral or otherwise. Each Forbearance Party acknowledges and agrees that the provisions of this Section have been specifically negotiated and are essential and material terms of this Agreement and constitute a material part of the consideration for the execution and delivery of this Agreement by First Healthcare.

      3.19  Consents.  First Healthcare, at its sole cost and expense, shall be
            --------
solely responsible for obtaining, and shall use reasonable, diligent efforts to obtain, any and all consents, authorizations and approvals by Hillhaven, MediSave, First Rehab, Tenet and the board of directors of First Healthcare that are required to authorize, approve and consummate the transactions contemplated by the Forbearance Documents and the Escrowed Documents. The Forbearance Parties, at their sole cost and expense, shall be and remain solely responsible for obtaining, and shall use their respective reasonable, diligent efforts to obtain, any and all consents, authorizations and approvals of any other Persons (including, but not limited to, the REIT, Capital Bank of Sikeston and NPF-PW) that are required to authorize, approve and consummate the transactions contemplated by the Forbearance Documents, the MediSave Forbearance Documents and the Escrowed Documents. First Healthcare, at the sole cost and expense of the Forbearance Parties, shall execute and deliver such documents as Capital Bank of Sikeston and NPF-PW reasonably may request to evidence that any security interest created by the Forbearance Documents in accounts (as that term is defined in the Uniform Commercial Code in effect in the states of Kansas and Missouri) of any Partnership is junior in order of priority to any security interest in such accounts previously granted by such Partnership to, and perfected in favor of, Capital Bank of Sikeston or NPF-PW, as the case may be.

      3.20  Certain Junior Liens.  Ballwin or Haysville may grant to a financial
            --------------------
institution or other lender a lien on and a security interest in all or any portion of the Collateral covered by the Ballwin Deed of Trust or the Haysville Mortgage, as the case may be, and First Healthcare and MediSave shall, and shall cause the Collateral Agent to, execute and deliver such documents as such financial institution or other lender reasonably may request to subordinate the liens and security interests created by the Ballwin Partnership Guaranty Deed of Trust or the Haysville Partnership Guaranty Mortgage, as the case may be, to the lien and security interest granted to such financial institution or other lender if (a) such lien and such security interest granted to such financial institution or other lender secure only the repayment by Ballwin or Haysville, as the case may be, of indebtedness for funds borrowed by Ballwin or Haysville, as the case may be, in an aggregate amount not to exceed $1,550,000.00 and (except as expressly provided below in this Section) for the sole purpose of paying to First Healthcare a portion of the Obligations, (b) all proceeds of such borrowed funds (except as expressly provided below in this Section) are, in fact, paid by Ballwin or Haysville, as the case may be, to First Healthcare for application against the Obligations as provided below in this Section and (c) the documents creating or purporting to create such lien and such security interest provide by their respective terms, in form and substance satisfactory to First Healthcare, that, and Ballwin or Haysville furnishes or causes to be furnished to First Healthcare such endorsements to title insurance policies and such other documents as First Healthcare reasonably may request to insure or otherwise evidence that, such lien and such security interest are junior and subordinate to the liens and security interests created or purported to be created by the Transaction Documents; provided that if the proceeds of the funds
                                      --------
borrowed by Ballwin or Haysville, as the case may be, exceed an aggregate amount of $1,500,000.00, then Ballwin or Haysville, as the case may be, may use the proceeds of such borrowed funds in excess of $1,500,000.00 to pay reasonable closing costs associated with the consummation of such borrowing by Ballwin or Haysville, as the case may be, and to pay reasonable fees and disbursements of attorneys incurred by the Forbearance Parties in connection with the preparation, execution and delivery of the Forbearance Documents, the Escrowed Documents and the MediSave Forbearance Documents. The proceeds of funds borrowed by Ballwin or Haysville and paid to First Healthcare pursuant to this Section for application against the Obligations shall be applied by First Healthcare as follows: (i) if the installments in the aggregate amount of $252,000.00 have not then been made pursuant to and in accordance with Section 3.06(a), then first against the Arrearages, if any, in an amount up to the lesser of the then unpaid amount of the Arrearages or $252,000.00; (ii) then against the Delinquent Tax Balance, if any, by deposit with First Healthcare of an amount up to the lesser of the then unpaid amount of the Delinquent Tax Balance or one-half of the balance of the borrowed funds remaining after application (if any) of the amount provided in clause (i) of this Section for application first against the Delinquent Taxes payable with respect to the

Collateral covered by the Ballwin Deed of Trust or the Haysville Mortgage, as the case may be, and then as provided in Section 3.10(d); (iii) then against the Arrearages, if any, in an amount up to the lesser of the then unpaid amount of the Arrearages or one-half of the balance of the borrowed funds remaining after application (if any) of the amount provided in clause (i) of this Section; and
(iv) then, the balance (if any) of the borrowed funds remaining after application of the amounts provided in clauses (i), (ii) and (iii) of this Section, against the Obligations in such order and in such manner as First Healthcare shall determine in its sole discretion.

      3.21  Marceline Facility.  Marceline shall use reasonable, diligent
            ------------------
efforts to negotiate an agreement with the REIT, on terms mutually satisfactory to Marceline and First Healthcare, providing for (a) the termination of the Marceline Lease and (b) the unconditional release of First Healthcare, Hillhaven and Tenet, and their respective subsidiaries, affiliates, directors, officers, employees, insurers, agents, representatives, successors and assigns, from any continuing liabilities and other obligations under the Marceline Lease. Marceline and each other Forbearance Party acknowledges and agrees that Marceline is and remains responsible and liable for the punctual payment and performance of all obligations of Marceline under the Marceline Sublease and that no provision of this Section shall in any way limit, diminish, terminate or otherwise affect any of such obligations.

      3.22  Chastain's Facilities.  If the Chastain's Facility Partnerships
            ---------------------
prepay in full to First Healthcare on or before December 30, 1995, the entire portion of the Cost Report Remittance in the aggregate net amount set forth opposite the names of the Chastain's Facility Partnerships in Schedule K, and if each Chastain's Facility Partnership prepays in full to First Healthcare on or before December 30, 1995, the entire portion of the Delinquent Rent in the amount set forth opposite the name of such Chastain's Facility Partnership in Schedule J(2), plus the entire portion of the Tax Arrearage in the amount set forth opposite the name of such Chastain's Facility Partnership in Schedule Q, plus the entire amount of such Chastain's Facility Partnership's Share of the Default Costs and Expenses, plus all accrued interest to the date of each such prepayment on the amount of the Arrearages so prepaid by such Chastain's Facility Partnership, and if the Chastain's Facility Partnerships in fact, on or before December 30, 1995, obtain from the REIT a written agreement providing, among other things, for (a) the termination of all of the Chastain's Facility Leases and (b) the unconditional release of First Healthcare, Hillhaven and Tenet, and their respective subsidiaries, affiliates, directors, officers, employees, insurers, agents, representatives, successors and assigns, from any continuing liabilities and other obligations under the Chastain's Facility Leases, and if no Forbearance Default shall have occurred, then (i) First Healthcare and MediSave shall cause the Collateral Agent (at the sole cost and expense of the Chastain's Facility Partnerships) to execute and deliver such Uniform Commercial Code statements of release as may reasonably be requested by the Chastain's Facility Partnerships to release the security interests created by the respective Partnership Guaranty Security Agreements executed and delivered by the Chastain's Facility Partnerships pursuant to this Agreement and (ii) if the release or termination of any Partnership Guaranty or any MediSave Partnership Guaranty executed and delivered by any Chastain's Facility Partnership is expressly required, as a condition to financing, by any financial institution or other lender providing financing for the purchase of any Chastain's Facility from the REIT, then First Healthcare or MediSave, as the case may be, shall release or terminate such Partnership Guaranty or such MediSave Partnership Guaranty; provided that
                                                            --------
neither First Healthcare nor MediSave otherwise shall have any obligation to release or to consent to the termination of any Partnership Guaranty or any MediSave Partnership Guaranty executed and delivered by any Chastain's Facility Partnership except pursuant to the provisions of such Partnership Guaranty or such MediSave Partnership Guaranty, as the case may be. The Chastain's Facility Partnerships and the other Forbearance Parties acknowledge and agree that each Chastain's Facility Partnership is and remains responsible and liable for the punctual payment and performance of all obligations of such Chastain's Facility Partnership under the Chastain's Facility Sublease executed and delivered by such Chastain's Facility Partnership and that no provision of this Section shall in any way limit, diminish, terminate or otherwise affect any of such obligations.

      3.23  Optional Prepayments; Refinancing.
            ---------------------------------

          (a) Optional Prepayments of the Arrearages.  Any Partnership, at any
              --------------------------------------
     time and from time to time, may prepay such Partnership's Share of the Arrearages, in whole or in part, plus accrued interest to the date of such prepayment on the amount of the Arrearages prepaid. Each partial prepayment of any Partnership's Share of the Arrearages may be applied, in the sole discretion of First Healthcare, to the installments of the Arrearages under Section 3.06 in the inverse order of their maturities, without deferral or limitation of the intervening installments of the Arrearages and interest on the Arrearages.

          (b) No Prepayments of the Notes.  Each Forbearance Party acknowledges
              ---------------------------
     and agrees that, under the provisions of the Notes, the Purchasers do not have the right to prepay any principal amount evidenced by the Notes, that the consent of First Healthcare is required for any requested prepayment, whether in whole or in part, of any principal amount evidenced by the Notes, that First Healthcare, in its sole discretion, may grant or withhold such consent for no reason or for any reason and that, in the event First Healthcare determines to consent to any requested prepayment of any principal amount evidenced by the Notes, First Healthcare may condition its consent on such terms as First Healthcare deems appropriate. Subject to the conditions to effectiveness of the Note Modification Agreement set forth in the Note Modification Agreement, MidAmerica may prepay the unpaid principal amount of the Modified MediSave Note pursuant to and in accordance with the provisions of the Modified MediSave Note.

          (c) Refinancing.  If the Partnerships obtain sufficient financing to
              -----------
     prepay (whether in one transaction or in a series of transactions) on or before June 30, 1996, all of the unpaid Arrearages plus all of the Delinquent Tax Balance plus the aggregate unpaid principal amounts evidenced by the Notes plus all interest accrued on the Arrearages plus all interest accrued on the principal amounts evidenced by the Notes, and if First Healthcare determines in its sole discretion to consent to prepayment of all such amounts on or before June 30, 1996, and if the Partnerships in fact, on or before June 30, 1996, and on such terms and subject to such conditions as First Healthcare may deem appropriate in its sole discretion, prepay in full to First Healthcare all of the unpaid Arrearages plus all of the Delinquent Tax Balance plus the aggregate unpaid principal amounts evidenced by the Notes plus all interest accrued on the Arrearages plus all interest accrued on the principal amounts evidenced by the Notes, and if all of the conditions to the release pursuant to Section 3.22 of the security interests created by the respective Partnership Guaranty Security Agreements executed and delivered by the Chastain's Facility Partnerships pursuant to this Agreement shall have been satisfied, and if no Forbearance Default shall have occurred, then an amount (the "Discount Amount") equal to ten percent of the sum of the principal amounts that are so prepaid under the Notes from time to time on or prior to June 30, 1996 (excluding any amount of the Arrearages and the amount of any regularly scheduled principal payments under the Notes), in the sole discretion of First Healthcare, either shall be remitted by First Healthcare to the General Partner for and on behalf of the Partnerships to be allocated among the Partnerships as they determine in their discretion or shall be held by First Healthcare as collateral for, and each Partnership hereby assigns and pledges to First Healthcare, and hereby grants to First Healthcare a security interest in, such amount as security for the punctual payment and performance of, all of the Obligations; provided that if each of Blue Hills and Wornall prepays in
                  --------
     full to First Healthcare the entire portion of the Delinquent Rent in the amount set forth opposite the name of such Partnership in Schedule J(2), plus the entire portion of the Delinquent Taxes in the amount set forth opposite the name of such Partnership in Schedule J(4), plus the entire amount of such Partnership's Share of the Default Costs and Expenses, plus all accrued interest to the date of each such prepayment on the amount of the Arrearages so prepaid by such Partnership, and if the respective Leases pertaining to the respective Subleased Facilities subleased by Blue Hills and Wornall are terminated on terms providing, among other things, for the unconditional release of First Healthcare, Hillhaven and Tenet, and their respective subsidiaries, affiliates, directors, officers, employees, insurers, agents, representatives, successors and assigns, from any continuing liabilities and other obligations under such Leases, and if no Forbearance Default shall have occurred, then the Discount Amount that First Healthcare shall be entitled to hold as security for the punctual payment and performance of all of the Obligations pursuant to this Section shall be an amount equal to the lesser of (i) $750,000.00 or (ii) two and one-half percent, rather than ten percent, of the sum of the principal amounts that are prepaid under the Notes from time to time on or prior to June 30, 1996, as provided above in this Section (excluding any amount of the Arrearages and the amount of any regularly scheduled principal payments under the Notes) or (iii) an amount equal to the sum of (A) the product obtained by multiplying seven times the maximum amount of monthly Rent payable during the then remaining term of the Sublease executed and delivered by Colonial Terrace plus (B) the product obtained by multiplying seven times the maximum aggregate amount of monthly Operator's Return payable under the Management Agreements during the then remaining term of the Management Agreements. First Healthcare shall remit to the General Partner for and on behalf of the Partnerships, within ten days after receipt by First Healthcare from the General Partner of a written request for such remittance, any portion of the Discount Amount then held by First Healthcare which exceeds the Discount Amount that First Healthcare shall then be entitled to hold as security pursuant to this Section.

      3.24  Transferees of First Healthcare.  Without limiting the generality of
            -------------------------------
the first sentence of Section 7.07, First Healthcare may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement, the other Forbearance Documents and the Transaction Documents (including, but not limited to, any Note, any Mortgage and any Deed of Trust) to any other Person, and such other Person, upon such assignment or transfer, shall become vested with all of the benefits that are granted to First Healthcare in this Agreement or otherwise in respect of the rights and obligations that are assigned or otherwise transferred.

      3.25  Acceptance of Escrowed Documents.  Notwithstanding any provision to
            --------------------------------
the contrary in this Agreement or any other Forbearance Document:

          (a) Confessions of Judgment.  Acceptance by First Healthcare or its
              -----------------------
     assignee or transferee of any Confession of Judgment shall occur when and only when, following the occurrence of a Forbearance Default, (i) First Healthcare shall have requested and received such Confession of Judgment from the Escrow Agent and (ii) First Healthcare or its assignee or transferee shall have presented such Confession of Judgment to a court of competent jurisdiction for entry by such court. If any Guarantor Confession of Judgment is accepted by First Healthcare or its assignee or transferee pursuant to this Section and if any Deed in Lieu of Foreclosure is accepted by First Healthcare or its assignee or transferee pursuant to
     Section 3.25(c) or Section 3.25(d), then the amount of the judgment under such Guarantor Confession of Judgment shall be credited with an amount equal to the amount of the Obligations under the Transaction Documents that are secured by the Mortgage or the Deed of Trust described in such Deed in Lieu of Foreclosure.

          (b) Sublease Termination Agreements.  Acceptance by First Healthcare
              -------------------------------
     or its assignee or transferee, with respect to any Sublease, of the Sublease Termination Agreement relating to such Sublease shall occur when and only when, following the occurrence of any Forbearance Default, (i) First Healthcare shall have requested and received such Sublease Termination Agreement from the Escrow Agent and (ii) First Healthcare or its assignee or transferee shall have recorded such Sublease Termination Agreement in the records of the county in the state of Kansas or the state of Missouri, as the case may be, in which the Subleased Facility covered by such Sublease is located.

          (c) Kansas Deeds in Lieu of Foreclosure.  Acceptance by First
              -----------------------------------
     Healthcare or its assignee or transferee of any Kansas Deed in Lieu of Foreclosure shall occur when and only when, following the occurrence of any Forbearance Default, (i) First Healthcare shall have requested and received such Kansas Deed in Lieu of Foreclosure from the Escrow Agent and (ii) First Healthcare or its assignee or transferee shall have recorded such Kansas Deed in Lieu of Foreclosure in the records of the county in the state of Kansas in which the real property covered by such Kansas Deed in Lieu of Foreclosure is located.

          (d) Missouri Deeds in Lieu of Foreclosure.  Acceptance by First
              -------------------------------------
     Healthcare or its assignee or transferee of any Missouri Deed in Lieu of Foreclosure shall occur when and only when, following the occurrence of any Forbearance Default, (i) First Healthcare shall have requested and received such Missouri Deed in Lieu of Foreclosure from the Escrow Agent and (ii) First Healthcare or its assignee or transferee shall have recorded such Missouri Deed in Lieu of Foreclosure in the records of the county in the state of Missouri in which the real property covered by such Missouri Deed in Lieu of Foreclosure is located.

          (e) Other Escrowed Documents.  Acceptance by First Healthcare or its
              ------------------------
     assignee or transferee of any Management Termination Agreement, any Escrowed Management Agreement, any Estoppel Affidavit, any Certificate of Non-Foreign Status and any Bill of Sale in Lieu of Foreclosure shall occur when and only when, following the occurrence of any Forbearance Default,
     (i) First Healthcare shall have requested and received from the Escrow Agent such Management Termination Agreement, such Escrowed Management Agreement, such Estoppel Affidavit, such Certificate of Non-Foreign Status or such Bill of Sale in Lieu of Foreclosure, as the case may be, and (ii) First Healthcare or its assignee or transferee shall have requested and shall have obtained any consent, authorization or approval required from any federal, state or local governmental or regulatory authority or other Person for the assignment, conveyance or other transfer or other transaction contemplated by such Escrowed Document.

      3.26  Completion of Escrowed Documents.  Each Forbearance Party hereby
            --------------------------------
irrevocably authorizes First Healthcare, upon the occurrence of any Forbearance Default and receipt by First Healthcare of any Escrowed Document from the Escrow Agent, to attach to such Escrowed Document any cover page necessary to comply with applicable legal or procedural requirements, to complete any date or dates required to be completed in such Escrowed Document and to complete any blanks required to be completed in such Escrowed Document in order to enable First Healthcare, readily and without procedural or other delays, to exercise and enforce its rights and remedies under the Transaction Documents and the Forbearance Documents with respect to any of the Collateral, any of the Facilities, any of the Forbearance Parties or otherwise, including, but not limited to, the completion of blanks for the purpose of (a) stating the name of any assignee or transferee of First Healthcare and any other identifying information necessary or appropriate with respect to such assignee or transferee and (b) stating the factual basis on which First Healthcare or any assignee or transferee of First Healthcare is entitled to the judgment, conveyance or other right or remedy provided for in such Escrowed Document. Each Forbearance Party agrees that such Forbearance Party shall not object to or otherwise oppose, or cause or encourage any other Person to object to or otherwise oppose, the completion of any Escrowed Document by First Healthcare pursuant to the authorization granted in this Section.

      3.27  Return of Escrowed Documents.  Upon request made to First Healthcare
            ----------------------------
by any Forbearance Party following the occurrence of each and all of the Tax Delinquency Payment Date, the payment in full of the Arrearages and all interest accrued on the Arrearages, and the payment in full of the entire, aggregate principal amount of, and all interest accrued on, the Notes, and if no Forbearance Default shall then have occurred, First Healthcare shall instruct the Escrow Agent to return the Escrowed Documents to the General Partner for and on behalf of the Forbearance Parties.

      3.28  Limitation on Interest.  Notwithstanding any provision to the
            ----------------------
contrary in any Transaction Document, any MediSave Transaction Document, any Forbearance Document, any MediSave Forbearance Document or any Escrowed Document, no provision of this Agreement, any other Forbearance Document, any other MediSave Forbearance Document, any Transaction Document, any MediSave Transaction Document or any Escrowed Document shall require the payment or permit the collection of interest, fees or charges in excess of the maximum rate permitted by applicable law.

      3.29  Consent of Guarantors.  Each Guarantor hereby consents to this
            ---------------------
Agreement, the other Forbearance Documents, the other MediSave Forbearance Documents, the Escrowed Documents and the transactions contemplated by this Agreement, the other Forbearance Documents, the other MediSave Forbearance Documents and the Escrowed Documents, and hereby confirms and agrees that each of the Guaranty and the MediSave Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                                  ARTICLE IV
                             CONDITIONS PRECEDENT

      4.01  Conditions Precedent.  This Agreement shall not be effective, and
            --------------------
First Healthcare shall have no obligation to forbear from exercising any of First Healthcare's rights and remedies under the Transaction Documents, unless and until, on or before September 6, 1995, each of the following conditions precedent either shall have been satisfied or shall have been waived in writing in whole or in part by First Healthcare in its sole discretion:

          (a) First Healthcare shall have received this Agreement duly executed by all of the Forbearance Parties;

          (b) Each Forbearance Party shall have performed all obligations of such Forbearance Party under this Agreement that are required to be performed by such Forbearance Party on or prior to September 6, 1995;

          (c) Each MidAmerica Party shall have performed all obligations of such MidAmerica Party under this Agreement that are required to be performed by such MidAmerica Party on or prior to September 6, 1995;

          (d) First Healthcare shall have received a deposit in the amount of at least $450,000.00 (which deposit in the amount of $450,000.00 has been received by First Healthcare as of the date of this Agreement) as required by Section 3.10(a)(i);

          (e) The representations and warranties of each Forbearance Party contained in this Agreement, the other Forbearance Documents, the Escrowed Documents and any certificate or other writing delivered by such Forbearance Party pursuant to this Agreement shall be true on and as of September 6, 1995, as if made on and as of September 6, 1995, and First Healthcare shall have received a certificate to that effect duly executed by each Guarantor with respect to the representations and warranties of such Guarantor and by the chief executive officer and the chief financial officer of the General Partner with respect to the respective representations and warranties of the Partnerships and the General Partner;

          (f) The representations and warranties of each MidAmerica Party contained in this Agreement, the other MediSave Forbearance Documents and any certificate or other writing delivered by such MidAmerica Party pursuant to this Agreement shall be true on and as of September 6, 1995, as if made on and as of September 6, 1995, and MediSave and First Healthcare shall have received a certificate to that effect duly executed by each Guarantor with respect to the representations and warranties of such Guarantor and by the chief executive officer and the chief financial officer of the General Partner with respect to the respective representations and warranties of the Partnerships, MidAmerica and the General Partner;

          (g) First Healthcare shall have received each preliminary commitment for title insurance or other title search report required by Section 3.13;

          (h) First Healthcare shall have received each of the duly executed and, where appropriate, acknowledged, attested or verified documents required by Section 3.14;

          (i) First Healthcare shall have received evidence satisfactory to First Healthcare that the Collateral Agent has received each of the duly executed and, where appropriate, acknowledged, attested or verified documents required by Section 3.15;

          (j) First Healthcare shall have received evidence satisfactory to First Healthcare that the Escrow Agent has received each of the duly executed and, where appropriate, acknowledged, attested or verified documents required by Section 3.16;

          (k) First Healthcare shall have received evidence satisfactory to First Healthcare that MediSave has received each of the duly executed and, where appropriate, acknowledged, attested or verified documents required by
     Section 3.17;

          (l) First Healthcare shall have received evidence of the completion of all recordings and filings of the Financing Statements, the Partnership Guaranty Mortgages, the Partnership Guaranty Deeds of Trust and the Agency Financing Statements as First Healthcare may deem necessary or desirable to establish and perfect, or to give constructive notice of, the liens and security interests created or purported to be created by the Forbearance Documents; and

          (m) First Healthcare shall have received all cost reports, surveys, financial statements and other reports, statements, certificates, materials and information required to be furnished to First Healthcare by any Forbearance Party on or before September 6, 1995, pursuant to this Agreement or any Transaction Document.

                                   ARTICLE V
                        REPRESENTATIONS AND WARRANTIES

      5.01  Certain Representations and Warranties of the Forbearance Parties.
            -----------------------------------------------------------------
Each Forbearance Party represents and warrants to First Healthcare and MediSave as follows:

          (a) Validity, Enforceability, Etc.  This Agreement has been duly
              -----------------------------
     executed by such Forbearance Party. This Agreement and each Transaction Document to which such Forbearance Party is a party is, and each other Forbearance Document and each Escrowed Document to which such Forbearance Party is to be a party when executed and delivered by such Forbearance Party will be, a legal, valid and binding obligation of such Forbearance Party, enforceable against such Forbearance Party in accordance with its terms.

          (b) Consents, Etc.  Except for the respective consents of Capital Bank
              -------------
     of Sikeston and NPF-PW which will be obtained on or before September 6, 1995, and except for any other consents, authorizations, approvals, licenses, permits, waivers, exemptions, filings, recordings and registrations which have been obtained or made, no consent, authorization, approval, license, permit, waiver or exemption from, and no filing, recording or registration with, any court or any governmental or regulatory authority or any other Person (including, but not limited to, any limited partner in any Partnership) is required for the due execution, delivery and performance by such Forbearance Party of any Transaction Document, any Forbearance Document or any Escrowed Document to which such Forbearance Party is or is to be a party.

          (c) Legal Proceedings.  There is no pending or threatened action, suit
              -----------------
     or proceeding affecting such Forbearance Party or any of such Forbearance Party's properties before any court, arbitrator, mediator or governmental or regulatory authority which purports to affect the legality, validity or enforceability of this Agreement, any Transaction Document, any other Forbearance Document or any Escrowed Document and, except as disclosed in writing by such Forbearance Party to First Healthcare and MediSave prior to the date of this Agreement, there is no pending or threatened action, suit or proceeding affecting such Forbearance Party or any of such Forbearance Party's properties before any court, arbitrator, mediator or governmental or regulatory authority which may materially adversely affect the financial condition or operations of such Forbearance Party.

          (d) Disclosures.  No certificate, schedule, financial statement,
              -----------
     report or other information furnished to First Healthcare by or on behalf of such Forbearance Party in connection with the negotiation or preparation of, or pursuant to the provisions of, this Agreement, any Transaction Document, any other Forbearance Document or any Escrowed Document contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained in such certificate, schedule, financial statement, report or other information not misleading.

          (e) Forbearance Defaults; Etc.  No Forbearance Default or other event
              -------------------------
     or condition which, with the giving of notice or the lapse of time or both, would constitute a Forbearance Default has occurred and is continuing.

          (f) Purpose of Obligations.  None of the Obligations represents a loan
              ----------------------
     for personal, family, household or agricultural purposes, and any loans constituting any portion of the Obligations are each more than $5,000.00 in amount.

          (g) No Claims.  Such Forbearance Party is not aware of, and has not
              ---------
     received notice of, any fact, event, transaction, condition, act or omission to act occurring on or prior to the date of this Agreement that may constitute a failure by First Healthcare to perform any of the covenants of First Healthcare set forth in any of Sections 3.15, 5.04, 5.05, 7.06 and 7.07 of the Facility Agreement.

      5.02  Additional Representations and Warranties of the Partnerships.  Each
            -------------------------------------------------------------
Partnership represents and warrants to First Healthcare and MediSave as follows:

          (a) Partnership Existence and Power.  Such Partnership is a limited
              -------------------------------
     partnership duly formed, validly existing and in good standing under the laws of the state of North Carolina. Such Partnership is duly qualified and in good standing as a foreign limited partnership authorized to do business in each jurisdiction (other than the jurisdiction of its formation) in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary and in which the failure so to qualify would have a materially adverse effect on such Partnership. Such Partnership has all requisite power and authority, partnership and otherwise, to own its properties and to conduct its business as such business currently is being conducted.

          (b) Partnership Authorization.  The execution, delivery and
              -------------------------
     performance by such Partnership of this Agreement and the Transaction Documents, the other Forbearance Documents and the Escrowed Documents to which such Partnership is or is to be a party are within such Partnership's partnership powers and have been duly authorized by all necessary partnership action on the part of such Partnership.

          (c) Non-Contravention.  The execution, delivery and performance by
              -----------------
     such Partnership of this Agreement and the Transaction Documents, the other Forbearance Documents and the Escrowed Documents to which such Partnership is or is to be a party do not and will not: (i) require any consent by any of the limited partners in such Partnership other than any consent that has been obtained; (ii) contravene or conflict with the partnership agreement, the certificate of limited partnership or any other organizational documents of such Partnership; (iii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or award that currently is in effect and applicable to such Partnership or any of its properties; or (iv) contravene or constitute a breach of or a default under any contractual restriction that is binding on or that affects such Partnership or any of its properties.

          (d) Unconditional Obligation; No Defenses, Etc.  The Note, if any, to
              ------------------------------------------
     which such Partnership is a party is not subject to any claim, defense or right of set-off or recoupment of any kind whatsoever. Such Partnership has no claims, counterclaims or defenses against First Healthcare, MediSave or any other Person that would or might affect (i) the validity, enforceability or binding nature of any provision of any Transaction Document, any Forbearance Document or any Escrowed Document or (ii) the collectibility of any of the Obligations of such Partnership.

          (e) Partners.  The General Partner is the only general partner in such
              --------
     Partnership. The Don G. Angell Irrevocable Trust and AdvoCare Services, Inc., a North Carolina corporation, are all of the limited partners in such Partnership.

          (f) Address.  A mailing address for such Partnership is P.O. Box 1670,
              -------
     Clemmons, North Carolina 27012.

      5.03  Certain Representations and Warranties of the MidAmerica Parties.
            ----------------------------------------------------------------
Each MidAmerica Party represents and warrants to First Healthcare and MediSave as follows:

          (a) Validity, Enforceability, Etc.  This Agreement has been duly
              -----------------------------
     executed by such MidAmerica Party. This Agreement and each MediSave Transaction Document to which such MidAmerica Party is a party is, and each other MediSave Forbearance Document to which such MidAmerica Party is to be a party when executed and delivered by such MidAmerica Party will be, a legal, valid and binding obligation of such MidAmerica Party, enforceable against such MidAmerica Party in accordance with its terms.

          (b) Consents, Etc.  Except for the respective consents of Capital Bank
              -------------
     of Sikeston and NPF-PW, Inc. which will be obtained on or before September 6, 1995, and except for any other consents, authorizations, approvals, licenses, permits, waivers, exemptions, filings, recordings and registrations which have been obtained or made, no consent, authorization, approval, license, permit, waiver or exemption from, and no filing, recording or registration with, any court or any governmental or regulatory authority or any other Person (including, but not limited to, any limited partner in MidAmerica) is required for the due execution, delivery and performance by such MidAmerica Party of any MediSave Transaction Document or any MediSave Forbearance Document to which such MidAmerica Party is or is to be a party.

          (c) Legal Proceedings.  There is no pending or threatened action, suit
              -----------------
     or proceeding affecting such MidAmerica Party or any of such MidAmerica Party's properties before any court, arbitrator, mediator or governmental or regulatory authority which purports to affect the legality, validity or enforceability of this Agreement, any MediSave Transaction Document or any other MediSave Forbearance Document and, except as disclosed in writing by such MidAmerica Party to First Healthcare and MediSave prior to the date of this Agreement, there is no pending or threatened action, suit or proceeding affecting such MidAmerica Party or any of such MidAmerica Party's properties before any court, arbitrator, mediator or governmental or regulatory authority which may materially adversely affect the financial condition or operations of such MidAmerica Party.

          (d) Disclosures.  No certificate, schedule, financial statement,
              -----------
     report or other information furnished to MediSave by or on behalf of such MidAmerica Party in connection with the negotiation or preparation of, or pursuant to the provisions of, this Agreement, any MediSave Transaction Document or any other MediSave Forbearance Document contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained in such certificate, schedule, financial statement, report or other information not misleading.

          (e) Forbearance Defaults; Etc.  No Forbearance Default or other event
              -------------------------
     or condition which, with the giving of notice or the lapse of time or both, would constitute a Forbearance Default has occurred and is continuing.

          (f) Purpose of Obligations.  None of the MediSave Obligations
              ----------------------
     represents a loan for personal, family, household or agricultural purposes, and any loans constituting any portion of the MediSave Obligations are each more than $5,000.00 in amount.

      5.04  Additional Representations and Warranties of MidAmerica.  MidAmerica
            -------------------------------------------------------
represents and warrants to First Healthcare and MediSave as follows:

          (a) Partnership Existence and Power.  MidAmerica is a limited
              -------------------------------
     partnership duly formed, validly existing and in good standing under the laws of the state of North Carolina. MidAmerica is duly qualified and in good standing as a foreign limited partnership authorized to do business in each jurisdiction (other than the jurisdiction of its formation) in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary and in which the failure so to qualify would have a materially adverse effect on MidAmerica. MidAmerica has all requisite power and authority, partnership and otherwise, to own its properties and to conduct its business as such business currently is being conducted.

          (b) Partnership Authorization.  The execution, delivery and
              -------------------------
     performance by MidAmerica of this Agreement and the MediSave Transaction Documents and the other MediSave Forbearance Documents to which MidAmerica is or is to be a party are within MidAmerica's partnership powers and have been duly authorized by all necessary partnership action on the part of MidAmerica.

          (c) Non-Contravention.  The execution, delivery and performance by
              -----------------
     MidAmerica of this Agreement and the MediSave Transaction Documents and the other MediSave Forbearance Documents to which MidAmerica is or is to be a party do not and will not: (i) require any consent by any of the limited partners in MidAmerica other than any consent that has been obtained; (ii) contravene or conflict with the partnership agreement, the certificate of limited partnership or any other organizational documents of MidAmerica; (iii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or award that currently is in effect and applicable to MidAmerica or any of its properties; or (iv) contravene or constitute a breach of or a default under any contractual restriction that is binding on or that affects MidAmerica or any of its properties.

          (d) Unconditional Obligation; No Defenses, Etc.  The MediSave Note is
              ------------------------------------------
     not subject to any claim, defense or right of set-off or recoupment of any kind whatsoever. MidAmerica has no claims, counterclaims or defenses against First Healthcare, MediSave or any other Person that would or might affect (i) the validity, enforceability or binding nature of any provision of any MediSave Transaction Document or any MediSave Forbearance Document or (ii) the collectibility of any of the MidAmerica Obligations of MidAmerica.

          (e) Partners.  The General Partner is the only general partner in
              --------
     MidAmerica. Manatee Medical Products & Services, Inc., a North Carolina corporation, and AdvoCare Services, Inc., a North Carolina corporation, are all of the limited partners in MidAmerica.

          (f) Address.  A mailing address for MidAmerica is P.O. Box 1670,
              -------
     Clemmons, North Carolina 27012.

      5.05  Additional Representations and Warranties of the Guarantors.  Each
            -----------------------------------------------------------
Guarantor represents and warrants to First Healthcare and MediSave as follows:

          (a) Capacity.  Such Guarantor has the legal capacity to execute,
              --------
     deliver and perform this Agreement and the other Forbearance Documents, the other MediSave Forbearance Documents and the Escrowed Documents to which such Guarantor is or is to be a party.

          (b) Non-Contravention.  The execution, delivery and performance by
              -----------------
     such Guarantor of this Agreement and the other Forbearance Documents, the other MediSave Forbearance Documents and the Escrowed Documents to which such Guarantor is or is to be a party do not and will not: (i) require any consent that has not been obtained; (ii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or award that currently is in effect and applicable to such Guarantor or any of such Guarantor's properties; or (iii) contravene or constitute a breach of or a default under any contractual restriction that is binding on or that affects such Guarantor or any of such Guarantor's properties.

          (c) No Defenses, Etc.  Neither the Guaranty nor the MediSave Guaranty
              ----------------
     is subject to any claim, defense or right of set-off or recoupment of any kind whatsoever. Such Guarantor has no claims, counterclaims or defenses against First Healthcare, MediSave or any other Person that would or might affect (i) the validity, enforceability or binding nature of any provision of any Transaction Document, any MediSave Transaction Document, any Forbearance Document, any MediSave Forbearance Document or any Escrowed Document or (ii) the collectibility of any of the Obligations of such Guarantor or any of the MidAmerica Obligations of such Guarantor.

      5.06  Additional Representations and Warranties of the General Partner.
            ----------------------------------------------------------------
The General Partner represents and warrants to First Healthcare and MediSave as follows:

          (a) Corporate Existence and Power.  The General partner is a
              -----------------------------
     corporation duly incorporated, validly existing and in good standing under the laws of the state of North Carolina. The General partner is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction (other than the jurisdiction of its incorporation) in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary and in which the failure so to qualify would have a materially adverse effect on the General Partner, MidAmerica or any Partnership. The General Partner has all requisite power and authority, corporate and otherwise, to own its properties and to conduct its business as such business currently is being conducted.

          (b) Corporate Authorization.  The execution, delivery and performance
              -----------------------
     by the General Partner of this Agreement and the Transaction Documents, the MediSave Transaction Documents, the other Forbearance Documents, the other MediSave Forbearance Documents and the Escrowed Documents to which the General Partner is or is to be a party or a signatory for and on behalf of itself or any Partnership or MidAmerica are within the General Partner's corporate powers and have been duly authorized by all necessary corporate action on the part of the General Partner.

          (c) Non-Contravention.  The execution, delivery and performance by the
              -----------------
     General partner of this Agreement and the Transaction Documents, the MediSave Transaction Documents, the other Forbearance Documents, the other MediSave Forbearance Documents and the Escrowed Documents to which the General Partner is or is to be a party or a signatory for and on behalf of itself or any Partnership or MidAmerica do not and will not: (i) require any consent by any of the General Partner's shareholders; (ii) contravene or conflict with the articles of incorporation or bylaws of the General Partner; (iii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or award that currently is in effect and applicable to the General Partner, any Partnership or MidAmerica or any of their respective properties; or (iv) contravene or constitute a breach of or a default under any contractual restriction that is binding on or that affects the General Partner, any Partnership or MidAmerica or any of their respective properties.

          (d) No Defenses, Etc.  The General Partner has no claims,
              ----------------
     counterclaims or defenses against First Healthcare, MediSave or any other Person that would or might affect (i) the validity, enforceability or binding nature of any provision of any Transaction Document, any MediSave Transaction Document, any Forbearance Document, any MediSave Forbearance Document or any Escrowed Document, (ii) the collectibility of any of the Obligations of the General Partner or any Partnership or (iii) the collectibility of any of the MidAmerica Obligations of the General Partner or MidAmerica.

      5.07  Representations and Warranties of First Healthcare.  First
            --------------------------------------------------
Healthcare represents and warrants to the Forbearance Parties as follows:

          (a) Notes.  First Healthcare is the legal and beneficial owner of each
              -----
     Note, and has not assigned any Note to any other Person.

          (b) Subleases.  First Healthcare has not assigned its rights under any
              ---------
     Sublease to any other Person.

          (c) Corporate Authorization.  The execution, delivery and performance
              -----------------------
     by First Healthcare of this Agreement and the other Forbearance Documents to which First Healthcare is or is to be a party are within First Healthcare's corporate powers and have been duly authorized by all necessary corporate action on the part of First Healthcare.

      5.08  Representations and Warranties of MediSave.  MediSave represents and
            ------------------------------------------
warrants to the Forbearance Parties as follows:

          (a) MediSave Note.  MediSave is the legal and beneficial owner of the
              -------------
     MediSave Note, and has not assigned the MediSave Note to any other Person.

          (b) Corporate Authorization.  The execution, delivery and performance
              -----------------------
     by MediSave of this Agreement and the other MediSave Forbearance Documents to which MediSave is or is to be a party are within MediSave's corporate powers and have been duly authorized by all necessary corporate action on the part of MediSave.

                                  ARTICLE VI
                             FORBEARANCE DEFAULTS

      6.01  Forbearance Defaults.  Any one or more of the following events or
            --------------------
conditions shall constitute, individually, a "Forbearance Default" and, collectively, the "Forbearance Defaults":

          (a) Any Purchaser shall fail during the Forbearance Period to pay on or before the twenty-fifth day of any calendar month all or any portion of any installment of principal and interest that is stated in the Note executed and delivered by such Purchaser to be due on the first day of such calendar month;

          (b) Any Sublessee shall fail during the Forbearance Period to pay on or before the twenty-fifth day of any calendar month (i) all or any portion of the Rent under the Sublease executed and delivered by such Sublessee that is stated in such Sublease to be due on the first day of such calendar month or (ii) all or any portion of the additional Rent required under
     Section 3.04;

          (c) Any Manager shall fail during the Forbearance Period to pay on or before the twenty-fifth day of any calendar month (i) all or any portion of the Operator's Return under the Management Agreement executed and delivered by such Manager that is stated in such Management Agreement to be due on the first day of such calendar month or (ii) all or any portion of the additional Operator's Return required under Section 3.05;

          (d) Any Partnership shall fail to pay any of such Partnership's Share of the Arrearages, or any interest on the unpaid amount of such Partnership's Share of the Arrearages, when the same becomes due and payable under this Agreement;

          (e) The Partnerships shall fail to deposit any amount with First Healthcare when the deposit of such amount is due under Section 3.10(a) of this Agreement;

          (f) Any Partnership shall fail to deposit any amount with First Healthcare when the deposit of such amount is due under Section 3.10(b) of this Agreement;

          (g) Any Forbearance Party shall fail to pay to First Healthcare any other amount required to be paid by such Forbearance Party to First Healthcare under this Agreement or any other Forbearance Document when the same becomes due and payable or, in the case of any such amount that is payable on demand, when demand is made, and such failure shall remain unremedied for ten days after written notice of such failure shall have been given to such Forbearance Party by First Healthcare;

          (h) Any MidAmerica Party, prior to the payment in full of the entire unpaid principal amount evidenced by the Modified MediSave Note plus all accrued and unpaid interest on the Modified MediSave Note plus all other amounts payable under the Modified MediSave Note, shall fail to pay to MediSave any amount required to be paid by such MidAmerica Party to MediSave under this Agreement or any other MediSave Forbearance Document when the same becomes due and payable or, in the case of any such amount that is payable on demand, when demand is made, and such failure shall remain unremedied for ten days after written notice of such failure shall have been given to such MidAmerica Party by MediSave;

          (i) Any representation or warranty made by any Forbearance Party or any MidAmerica Party under or in connection with this Agreement, any other Forbearance Document, any other MediSave Forbearance Document or any Escrowed Document shall prove to have been incorrect in any material respect when made;

          (j) Any Forbearance Party shall fail to pay when due any indebtedness, liability or other obligation of such Forbearance Party to the State of Kansas, Department of Human Resources, or the State of Missouri, Division of Employment Security;

          (k) Any Forbearance Party shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Forbearance Document to be performed or observed by such Forbearance Party and, if such failure reasonably may be remedied by such Forbearance Party, such failure shall remain unremedied for ten days after written notice of such failure shall have been given to such Forbearance Party by First Healthcare;

          (l) Any MidAmerica Party, prior to the payment in full of the entire unpaid principal amount evidenced by the

     Modified MediSave Note plus all accrued and unpaid interest on the Modified MediSave Note plus all other amounts payable under the Modified MediSave Note, shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other MediSave Forbearance Document to be performed or observed by such MidAmerica Party and, if such failure reasonably may be remedied by such Forbearance Party, such failure shall remain unremedied for ten days after written notice of such failure shall have been given to such MidAmerica Party by MediSave;

          (m) Any other event or condition (other than a Designated Default) which constitutes an Event of Default under and as that term is defined in any Transaction Document, or which constitutes a breach of or a default under any Transaction Document, shall have occurred; or

          (n) Any other event or condition which constitutes an Event of Default under and as that term is defined in any MediSave Transaction Document, or which constitutes a breach of or a default under any MediSave Transaction Document, shall have occurred prior to the payment in full of the entire unpaid principal amount evidenced by the Modified MediSave Note plus all accrued and unpaid interest on the Modified MediSave Note plus all other amounts payable under the Modified MediSave Note.

      6.02  Remedies.  Upon the occurrence of any Forbearance Default, and at
            --------
any and all times thereafter, First Healthcare and/or the Collateral Agent, in addition to any rights and remedies available to it under any Transaction Document, any Forbearance Document or any Escrowed Document, may (but shall not be obligated to) take such action personally or by its agents or attorneys, with or without entry, and without presentment, demand, protest, notice of nonpayment, notice of dishonor or any other notice of any kind, all of which are hereby waived by each Forbearance Party and each MidAmerica Party, as First Healthcare and/or the Collateral Agent deems necessary or advisable to protect and enforce its rights and remedies against the Forbearance Parties and the MidAmerica Parties and in and to the Collateral, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as First Healthcare and/or the Collateral Agent may determine, in its sole discretion, without impairing or otherwise affecting any other rights or remedies of First Healthcare and/or the Collateral Agent:

          (a) Deem the entire unpaid amount of the Arrearages, the entire, aggregate unpaid principal balances evidenced by the Notes, all accrued and unpaid interest on the Arrearages and under the Notes, and all other amounts payable under this Agreement, the Notes, the other Transaction Documents and the other Forbearance Documents, to be immediately due and payable, whereupon the entire unpaid amount of the Arrearages, the entire, aggregate unpaid principal balances evidenced by the Notes, all accrued and unpaid interest on the Arrearages and under the Notes, and all other amounts payable under this Agreement, the Notes, the other Transaction Documents and the other Forbearance Documents shall become and be immediately due and payable; provided that in the event of an actual or deemed entry of an order for
     --------
     relief with respect to any Forbearance Party or any MidAmerica Party under the Bankruptcy Code, or under any present or future law or statute of the United States of America or of any state or other jurisdiction thereof relevant to bankruptcy, insolvency or other relief of debtors, the entire unpaid amount of the Arrearages, the entire, aggregate unpaid principal balances evidenced by the Notes, all accrued and unpaid interest on the Arrearages and under the Notes, and all other amounts payable under this Agreement, the Notes, the other Transaction Documents and the other Forbearance Documents automatically shall become and be due and payable, without presentment, demand, protest, notice of nonpayment, notice of dishonor or any notice of any kind, all of which are hereby expressly waived by each Forbearance Party and each MidAmerica Party, anything in this Agreement, any other Forbearance Document, any Escrowed Document or any Transaction Document to the contrary notwithstanding;

          (b) Institute a proceeding or proceedings for the complete foreclosure of any or all of the Mortgages, the Deeds of Trust, the Partnership Guaranty Mortgages and the Partnership Guaranty Deeds of Trust under any applicable provision of law;

          (c) Institute a proceeding or proceedings for the partial foreclosure of any or all of the Mortgages, the Deeds of Trust, the Partnership Guaranty Mortgages and the Partnership Guaranty Deeds of Trust under any applicable provision of law for the portion of the Obligations then due and payable, subject to the liens of the Mortgages, the Deeds of Trust, the Partnership Guaranty Mortgages and the Partnership Guaranty Deeds of Trust continuing unimpaired and without loss of priority so as to secure the balance of the Obligations not then due and payable;

          (d) To the extent permitted by applicable law, sell the Collateral, and all estate, right, title, interest, claim and demand of the Forbearance Parties in the Collateral, and all rights of redemption of the Collateral, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property (and, to the extent permitted by applicable law, may elect to deem all of the Collateral to be real property for purposes of such sale or sales), and at such time and place and upon such terms as First Healthcare and/or the Collateral Agent may deem expedient, or as may be required by applicable law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Collateral, the Mortgages, the Deeds of Trust, the Partnership Guaranty Mortgages and the Partnership Guaranty Deeds of Trust shall continue as a lien and security interest on the remaining portion of the Mortgaged Property;

          (e) Institute an action, suit or proceeding in equity for the specific performance of any of the provisions contained in any Transaction Document or any Forbearance Document;

          (f) Sue and recover a judgment on the Obligations, as the same become due and payable, or on account of any Forbearance Default;

          (g) Apply for the appointment of a receiver, custodian, trustee, liquidator or conservator of the Collateral, to be invested with the fullest powers permitted under applicable law, as a matter of right and without regard to or the necessity to disprove the adequacy of the security for the Obligations or the solvency of any Forbearance Party or any other Person liable for the payment of any of the Obligations or to prove or establish mismanagement, waste or similar malfeasance, and each Forbearance Party and each other Person so liable hereby waives or shall be deemed to have waived such necessity and hereby consents or shall be deemed to have consented to such appointment;

          (h) Enter upon the Facilities and the other Collateral, and exclude the Forbearance Parties and the agents, servants and representatives of the Forbearance Parties wholly from the Facilities and the other Collateral, without liability for trespass, damages or otherwise, and take possession of all books, records and accounts relating to the Facilities and the other Collateral (and each Forbearance Party agrees to surrender possession of the Facilities and the other Collateral and of such books, records and accounts to First Healthcare and/or the Collateral Agent on demand after the occurrence of any Forbearance Default), and upon each such entry, and from time to time thereafter, at the expense of the Forbearance Parties, without interference by any Forbearance Party, (i) maintain and restore the Facilities and the other

     Collateral by purchase, repair or construction, (ii) insure or reinsure the Facilities and the other Collateral, (iii) make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to and on the Facilities and the other Collateral and (iv) in every such case in connection with the foregoing have the right to exercise all rights and powers of the Forbearance Parties with respect to the Facilities, either in the name of any one or more of the Forbearance Parties or otherwise, including the right to make, cancel, enforce or modify leases and subleases, obtain and evict tenants and subtenants on such terms as First Healthcare and/or the Collateral Agent shall deem advisable;

          (i) Use, operate, manage, preserve, control and otherwise deal with the Facilities and the other Collateral and the books, records and accounts relating to the Facilities and the other Collateral, and conduct the business of the Facilities, either personally or by superintendents, managers, agents, servants, attorneys or receivers, without interference from any Forbearance Party;

          (j) With or without the entrance upon or taking possession of any Facility or any of the Collateral, to the extent not prohibited by applicable law, collect and receive all rents, income, proceeds, issues, profits, revenues, accounts, cash and other moneys and sums due and to become due and payable under or pursuant to or derived from the Facilities and the Collateral, and after deducting therefrom all costs and expenses of every character incurred by First Healthcare and/or the Collateral Agent in collecting the same and in using, operating, managing, preserving and controlling the Facilities and the Collateral, and otherwise in exercising the rights of First Healthcare and/or the Collateral Agent under the Transaction Documents and the Forbearance Documents (including, but not limited to, all amounts necessary to pay taxes, assessments, levies, fees, insurance premiums and other charges in connection with the Facilities and the Collateral), as well as reasonable compensation for the services of First Healthcare and/or the Collateral Agent and their respective attorneys, agents and employees, apply the remainder (if any) in such order and in such manner as First Healthcare shall determine in its sole discretion;

          (k) Release any portion of the Collateral for such consideration as First Healthcare may require without, as to the remainder of the Collateral, in any way impairing or affecting any lien or security interest, or the priority of any lien or security interest, created by any Transaction Document or any Forbearance Document or improving the position of any subordinate holder of any lien or security interest with respect to any portion of the Collateral, except to the extent that the Obligations shall have been reduced by the actual monetary consideration, if any, received by First Healthcare for such release, and may accept by assignment, pledge or otherwise any other property in place of such portion of the Collateral as First Healthcare may require without being accountable for so doing to any other holder of any lien or security interest;

          (l) Take all actions permitted under the Uniform Commercial Code of the jurisdiction in which any portion of the Collateral is located;

          (m) Exercise in respect of the Collateral all other rights and remedies available to a mortgagee, a deed-of-trust beneficiary or a secured creditor under applicable law;

          (n) To the extent permitted by law and not included in the foregoing provisions, require the Sublessees and the Managers to quit and surrender the Subleased Facilities and the Managed Facilities to First Healthcare, and enter upon and repossess the Subleased Facilities and the Managed Facilities by reasonable force, summary proceedings, ejectment or otherwise, and remove the Sublessees and the Managers and all other Persons and any and all personal property from the Subleased Facilities and the Managed Facilities subject to rights of any residents or patients and to any applicable requirements of law;

          (o) Instruct the Escrow Agent to deliver to First Healthcare or any assignee or transferee of First Healthcare any one or more of the Escrowed Documents, and request, accept, present, file, record or register any one or more of the Escrowed Documents, in such order and in such manner as First Healthcare shall determine in its sole discretion;

          (p) Market any or all of the Facilities for sale, lease or other disposition to potential purchasers, lessees or transferees, whether directly or through brokers, finders and other agents and representatives, on such terms (including, but not limited to, price) as First Healthcare may deem acceptable in its sole discretion;

          (q) Exercise all other rights and remedies available to First Healthcare and/or the Collateral Agent under this Agreement, the other Forbearance Documents and the Transaction Documents; and

          (r) Exercise all other rights and remedies available to First Healthcare and/or the Collateral Agent by agreement, at law, in equity or otherwise.

      6.03  No Mortgagee in Possession, Etc.  In the event that First Healthcare
            -------------------------------
or the Collateral Agent shall exercise any of the rights or remedies referred to in Section 6.02 or in any Transaction Document or any other Forbearance Document, neither First Healthcare nor the Collateral Agent shall be deemed to have entered upon or taken possession of the Facilities or the Collateral except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose, nor shall First Healthcare or the Collateral Agent be deemed a mortgagee in possession by reason of such entry or taking possession. Neither First Healthcare nor the Collateral Agent shall be liable to account for any action taken pursuant to any exercise of any of the rights or remedies set forth in Section 6.02 or in any Transaction Document or any other Forbearance Document, other than for rents actually received by First Healthcare or the Collateral Agent, as the case may be, and neither First Healthcare nor the Collateral Agent shall be liable for any loss sustained by any Forbearance Party resulting from any failure to let any Facility or any of the Collateral, or from any other act or omission of First Healthcare or the Collateral Agent, as the case may be, except to the extent such loss is caused by the willful misconduct or bad faith of First Healthcare or the Collateral Agent, as the case may be. Each Forbearance Party hereby consents to, ratifies and confirms the exercise by First Healthcare and/or the Collateral Agent of the rights and remedies referred to in Section 6.02 and in the Transaction Documents, the other Forbearance Documents and the Escrowed Documents, and each Forbearance Party hereby appoints each of First Healthcare and the Collateral Agent as such Forbearance Party's attorney-in-fact for such purposes, which appointment shall be deemed to be coupled with an interest and is irrevocable.

      6.04  Marketing of Facilities.  Without limiting the generality of the
            -----------------------
provisions in Section 6.02, each Forbearance Party hereby irrevocably authorizes First Healthcare, upon the occurrence of any Forbearance Default, (a) to market any or all of the Facilities, or any one or more combinations of the Facilities, for sale, lease or other disposition to potential purchasers, lessees or transferees on such terms (including, but not limited to, price) as First Healthcare may deem acceptable in its sole discretion and (b) if First Healthcare so desires, to retain or appoint one or more brokers, finders and other agents and representatives to perform any act or acts necessary or incident to any marketing of the Facilities by First Healthcare pursuant to the authority granted in this Section. Each Forbearance Party acknowledges and agrees that (i) the grant of authority set forth in this Section has been specifically negotiated and (ii) the authority granted to First Healthcare in this Section is solely to protect First Healthcare's interest in the Facilities and the Collateral and shall not impose any duty upon First Healthcare to exercise any such authority. Each Forbearance Party further acknowledges and agrees that the grant of authority set forth in this Section has been made voluntarily and knowingly by such Forbearance Party notwithstanding the fact that the selection by First Healthcare of the Facility or Facilities to be marketed pursuant to the authority granted in this Section, and the time, method and other terms (including, but not limited to, price) of marketing, sale, lease or other disposition (whether for cash or on credit) deemed by First Healthcare to be acceptable in its sole discretion, may not be deemed desirable or acceptable to such Forbearance Party. First Healthcare shall have no obligation to provide any financing or credit support of any kind in connection with any sale, lease or other disposition of any or all of the Facilities pursuant to the authority granted in this Section or otherwise.

      6.05  Order of Acceptance of Escrowed Documents.  Without limiting the
            -----------------------------------------
generality of the provisions in Section 6.02, upon the occurrence of any Forbearance Default, First Healthcare or its assignee or transferee may (but shall not be obligated to) take any one or more of the following actions, each of which may be pursued concurrently or otherwise, at such time or times and in such order as First Healthcare may determine in its sole discretion, without impairing or otherwise affecting any other rights or remedies of First Healthcare and without presentment, demand, protest or any other notice, all of which are hereby expressly waived by each Forbearance Party and each MidAmerica
Party:

          (a) Subject to Section 6.07, accept any Confession of Judgment by requesting and receiving such Confession of Judgment from the Escrow Agent and presenting such Confession of Judgment to a court of competent jurisdiction for entry by such court pursuant to Section 3.25(a);

          (b) Accept, with respect to any Sublease, the Sublease Termination Agreement relating to such Sublease by requesting and receiving such Sublease Termination Agreement from the Escrow Agent and recording such Sublease Termination Agreement pursuant to Section 3.25(b) in the records of the county in the state of Kansas or the state of Missouri, as the case may be, in which the Subleased Facility covered by such Sublease is located;

          (c) Accept any Kansas Deed in Lieu of Foreclosure by requesting and receiving such Kansas Deed in Lieu of Foreclosure from the Escrow Agent and recording such Kansas Deed in Lieu of Foreclosure pursuant to Section 3.25(c) in the records of the county in the state of Kansas in which the real property covered by such Kansas Deed in Lieu of Foreclosure is located;

          (d) Accept any Missouri Deed in Lieu of Foreclosure by requesting and receiving such Missouri Deed in Lieu of Foreclosure from the Escrow Agent and recording such Missouri Deed in Lieu of Foreclosure pursuant to Section 3.25(d) in the records of the county in the state of Missouri in which the real property covered by such Missouri Deed in Lieu of Foreclosure is located; and

          (e) Accept, present, file, record or register any or all of the other Escrowed Documents pursuant to Section 3.25(e).

      6.06  Deeds in Lieu of Foreclosure; Other Escrowed Documents.
            ------------------------------------------------------

          (a) Absolute Conveyance; Termination of Right of Redemption; Etc.
              ------------------------------------------------------------
     Each Forbearance Party acknowledges and agrees that: (i) upon acceptance and recordation by First Healthcare or its assignee or transferee of any Deed in Lieu of Foreclosure, such Deed in Lieu of Foreclosure shall be effective to convey absolutely to First Healthcare or its assignee or transferee all estate, right, title, interest, claim and demand of such Forbearance Party (including, but not limited to, all right of redemption) in and to the Collateral described in such Deed in Lieu of Foreclosure;
     (ii) the acceptance and recordation by First Healthcare or its assignee or transferee of any Deed in Lieu of Foreclosure shall terminate all estate, right, title, interest, claim and demand of such Forbearance Party (including, but not limited to, all right of redemption) in and to the Collateral described in such Deed in Lieu of Foreclosure and any and all rents, income, proceeds, issues, profits, revenues, accounts and other sums that are or may become due from or in respect of all or any part of such Collateral; and (iii) none of this Agreement, any other Forbearance Document, any Deed in Lieu of Foreclosure or any other Escrowed Document (whether considered individually or in conjunction with any Transaction Document, any other Forbearance Document, any other Escrowed Document or any other document or agreement) is intended as a mortgage, deed of trust, trust conveyance or other security agreement of any kind.

          (b) No Merger.  The execution and delivery of any Deed in Lieu of
              ---------
     Foreclosure by any Forbearance Party, and any acceptance and recordation of such Deed in Lieu of Foreclosure by First Healthcare or its assignee or transferee, is not intended to merge, and shall not constitute a merger of, the estate, right, title, interest, claim and demand conveyed by such Deed in Lieu of Foreclosure with any interest of First Healthcare now or in the future existing in all or any part of the Collateral described in such Deed in Lieu of Foreclosure, including, but not limited to, the liens and security interests created by any one or more of the Mortgages and the Deeds of Trust. Without limiting the generality of the preceding sentence, each Forbearance Party intends, acknowledges and agrees that, from and after the recordation by First Healthcare or its assignee or transferee of any Deed in Lieu of Foreclosure, the Collateral described in such Deed in Lieu of Foreclosure shall be and remain at all times subject to the liens and security interests created by the Mortgage or the Deed of Trust to which such Collateral is now subject. Notwithstanding the recordation by First Healthcare or its assignee or transferee of any Deed in Lieu of Foreclosure, First Healthcare shall have the right, but not the obligation, to foreclose any and all of its liens on and security interests in the Collateral for any reason, including, but not limited to, (i) the protection of the interests of First Healthcare in the Collateral from any Person claiming a subordinate lien on or interest in all or any part of the Collateral and (ii) the extinguishment of record any right of redemption of any Forbearance Party with respect to all or any part of the Collateral.

          (c) No Satisfaction of Obligations.  Each Forbearance Party
              ------------------------------
     acknowledges and agrees that neither the recordation by First Healthcare or its assignee or transferee of any Deed in Lieu of Foreclosure, nor the acceptance by First Healthcare or its assignee or transferee of any other Escrowed Document, is intended to be, or shall constitute, payment or satisfaction of any or all of the Obligations.

          (d) Forbearance Parties Remain Liable.  Notwithstanding any provision
              ---------------------------------
     to the contrary in this Agreement, any other Forbearance Document, any Transaction Document, any Deed in Lieu of Foreclosure or any other Escrowed Document, the Forbearance Parties shall be and remain liable in respect of all contracts, agreements, claims and demands pertaining to all or any part of the Collateral, and in no event shall First Healthcare or any assignee or transferee of First Healthcare have any obligation or liability in respect of all or any part of the Collateral unless First Healthcare or such assignee or transferee expressly assumes such obligation or liability in writing. The Forbearance Parties, jointly and severally, shall indemnify, defend and hold harmless First Healthcare and the assignees and transferees of First Healthcare from and against any and all claims, demands, actions, causes of action, losses, liabilities, damages, costs, expenses and disbursements (including, but not limited to, reasonable fees and disbursements of accountants, attorneys, engineers and other professionals, experts and agents), which accrue to or are made against or incurred or suffered by First Healthcare or any assignee or transferee of First Healthcare prior to, on or after any transfer of the Collateral, whether pursuant to foreclosure proceedings or in lieu of foreclosure proceedings, and which arise, directly or indirectly, from or by reason of, or in any manner related to or connected with, (i) any incorrectness or breach of any of the representations, warranties or covenants of any Forbearance Party set forth in this Agreement, any other Forbearance Document or any Escrowed Document or (ii) any ownership, lease, sublease, management, use, operation, possession or control of, or any activities on or about, any or all of the Collateral prior to the transfer of such Collateral to First Healthcare or any assignee or transferee of First Healthcare, whether pursuant to foreclosure proceedings or in lieu of foreclosure proceedings; provided that no
                                                        --------
     Forbearance Party shall be liable for any portion of such claims, demands, actions, causes of action, losses, liabilities, damages, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of First Healthcare or any assignee or transferee of First Healthcare.

      6.07  Guarantor Confessions of Judgment.
            ---------------------------------

          (a)  Subject to Section 6.07(b):

                  (i) First Healthcare or its assignee or transferee shall forbear from presenting any Guarantor Confession of Judgment to any court for entry by such court during the period of ninety days following the occurrence of the first Forbearance Default (if any) to occur;

                 (ii) First Healthcare or its assignee or transferee shall further forbear from presenting any Guarantor Confession of Judgment to any court for entry by such court during the period of one hundred eighty days following the occurrence of the first Forbearance Default (if any) to occur if, but only if, during the period of ninety days following the occurrence of the first Forbearance Default (if any) to occur, the Guarantors (A) pledge, assign and deliver to First Healthcare cash for deposit in the Collateral Account and/or cause to be delivered to First Healthcare one or more clean, irrevocable letters of credit, in form and substance satisfactory to First Healthcare, issued by one or more national banking associations acceptable to First Healthcare, for the account of either or both of the Guarantors in favor of First Healthcare and having an expiry date not earlier than one year after the date of issuance of each such letter of credit, in the aggregate amount of such cash and/or letters of credit equal to $2,400,000.00, all as security and/or support for the payment of all indebtedness, liabilities and other obligations of the Guarantors now or hereafter existing under the Restated First Healthcare Guaranty, whether absolute or contingent and whether for or relating to principal, interest, Rent, Operator's Return, indemnities, fees, costs, expenses or otherwise, (B) duly execute and deliver to First Healthcare such pledge and security agreements, as specified by and in form and substance satisfactory to First Healthcare, securing the payment of all indebtedness, liabilities and other obligations of the Guarantors now or hereafter existing under the Restated First Healthcare Guaranty, whether absolute or contingent and whether for or relating to principal, interest, Rent, Operator's Return, indemnities, fees, costs, expenses or otherwise, and constituting pledges and assignments of and security interests in the Collateral Account, such cash as shall be pledged and delivered by the Guarantors to First Healthcare for deposit in the Collateral Account, all certificates and instruments evidencing the Collateral Account and all proceeds of such property, (C) take such action (including, but not limited to, the delivery to First Healthcare of original instruments and certificates, the filing of Uniform Commercial Code financing statements and amendments to financing statements and the giving of notices and endorsements) as may be necessary or advisable in the opinion of First Healthcare to vest in First Healthcare valid and perfected security interests in the properties purported to be subject to the pledge and security agreements delivered pursuant to this Section 6.07(a)(ii), enforceable against all third parties in accordance with their respective terms, (D) deliver to First Healthcare a signed favorable opinion, addressed to First Healthcare, of counsel for the Guarantors acceptable to First Healthcare as to such pledge and security agreements being legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their respective terms and as to such other matters as First Healthcare may reasonably request, and (E) execute and deliver to First Healthcare any and all further certificates, instruments and documents and take all such other action as First Healthcare may deem desirable in obtaining the full benefits of, or in preserving the security interests of, such pledge and security agreements;

                (iii) First Healthcare or its assignee or transferee shall further forbear from presenting any Guarantor Confession of Judgment to any court for entry by such court during the period of two hundred seventy days following the occurrence of the first Forbearance Default (if any) to occur if, but only if, during the period of one hundred eighty days following the occurrence of the first Forbearance Default (if any) to occur, the Guarantors (A) pledge, assign and deliver to First Healthcare cash for deposit in the Collateral Account and/or cause to be delivered to First Healthcare one or more clean, irrevocable letters of credit, in form and substance satisfactory to First Healthcare, issued by one or more national banking associations acceptable to First Healthcare, for the account of either or both of the Guarantors in favor of First Healthcare and having an expiry date not earlier than one year after the date of issuance of each such letter of credit, in the aggregate amount of such cash and/or letters of credit delivered pursuant to Section 6.07(a)(ii) and this Section 6.07(a)(iii) equal to $4,600,000.00, all as security and/or support for the payment of all indebtedness, liabilities and other obligations of the Guarantors now or hereafter existing under the Restated First Healthcare Guaranty, whether absolute or contingent and whether for or relating to principal, interest, Rent, Operator's Return, indemnities, fees, costs, expenses or otherwise, (B) duly execute and deliver to First Healthcare such pledge and security agreements, as specified by and in form and substance satisfactory to First Healthcare, securing the payment of all indebtedness, liabilities and other obligations of the Guarantors now or hereafter existing under the Restated First Healthcare Guaranty, whether absolute or contingent and whether for or relating to principal, interest, Rent, Operator's Return, indemnities, fees, costs, expenses or otherwise, and constituting pledges and assignments of and security interests in the Collateral Account, such cash as shall be pledged and delivered by the Guarantors to First Healthcare for deposit in the Collateral Account, all certificates and instruments evidencing the Collateral Account and all proceeds of such property, (C) take such action (including, but not limited to, the delivery to First Healthcare of original instruments and certificates, the filing of Uniform Commercial Code financing statements and amendments to financing statements and the giving of notices and endorsements) as may be necessary or advisable in the opinion of First Healthcare to vest in First Healthcare valid and perfected security interests in the properties purported to be subject to the pledge and security agreements delivered pursuant to Section 6.07(a)(ii) and this Section 6.07(a)(iii), enforceable against all third parties in accordance with their respective terms, (D) deliver to First Healthcare a signed favorable opinion, addressed to First Healthcare, of counsel for the Guarantors acceptable to First Healthcare as to such pledge and security agreements being legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their respective terms and as to such other matters as First Healthcare may reasonably request, and (E) execute and deliver to First Healthcare any and all further certificates, instruments and documents and take all such other action as First Healthcare may deem desirable in obtaining the full benefits of, or in preserving the security interests of, such pledge and security agreements; and

                 (iv) First Healthcare or its assignee or transferee shall further forbear from presenting any Guarantor Confession of Judgment to any court for entry by such court during the period of three hundred sixty days following the occurrence of the first Forbearance Default (if any) to occur if, but only if, during the period of two hundred seventy days following the occurrence of the first Forbearance Default (if any) to occur, the Guarantors (A) pledge, assign and deliver to First Healthcare cash for deposit in the Collateral Account and/or cause to be delivered to First Healthcare one or more clean, irrevocable letters of credit, in form and substance satisfactory to First Healthcare, issued by one or more national banking associations acceptable to First Healthcare, for the account of either or both of the Guarantors in favor of First Healthcare and having an expiry date not earlier than one year after the date of issuance of each such letter of credit, in the aggregate amount of such cash and/or letters of credit delivered pursuant to Section 6.07(a)(ii), Section 6.07(a)(iii) and this Section 6.07(a)(iv) equal to $6,600,000.00, all as security and/or support for the payment of all indebtedness, liabilities and other obligations of the Guarantors now or hereafter existing under the Restated

          First Healthcare Guaranty, whether absolute or contingent and whether for or relating to principal, interest, Rent, Operator's Return, indemnities, fees, costs, expenses or otherwise, (B) duly execute and deliver to First Healthcare such pledge and security agreements, as specified by and in form and substance satisfactory to First Healthcare, securing the payment of all indebtedness, liabilities and other obligations of the Guarantors now or hereafter existing under the Restated First Healthcare Guaranty, whether absolute or contingent and whether for or relating to principal, interest, Rent, Operator's Return, indemnities, fees, costs, expenses or otherwise, and constituting pledges and assignments of and security interests in the Collateral Account, such cash as shall be pledged and delivered by the Guarantors to First Healthcare for deposit in the Collateral Account, all certificates and instruments evidencing the Collateral Account and all proceeds of such property, (C) take such action (including, but not limited to, the delivery to First Healthcare of original instruments and certificates, the filing of Uniform Commercial Code financing statements and amendments to financing statements and the giving of notices and endorsements) as may be necessary or advisable in the opinion of First Healthcare to vest in First Healthcare valid and perfected security interests in the properties purported to be subject to the pledge and security agreements delivered pursuant to
          Section 6.07(a)(ii), Section 6.07(a)(iii) and this Section 6.07(a)(iv), enforceable against all third parties in accordance with their respective terms, (D) deliver to First Healthcare a signed favorable opinion, addressed to First Healthcare, of counsel for the Guarantors acceptable to First Healthcare as to such pledge and security agreements being legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their respective terms and as to such other matters as First Healthcare may reasonably request, and (E) execute and deliver to First Healthcare any and all further certificates, instruments and documents and take all such other action as First Healthcare may deem desirable in obtaining the full benefits of, or in preserving the security interests of, such pledge and security agreements.

          (b) Notwithstanding any provision to the contrary in this Section 6.07 or elsewhere in this Agreement or any other Forbearance Document, (i) First Healthcare or its assignee or transferee may present any Guarantor Confession of Judgment to a court of competent jurisdiction for entry by such court at any time after the expiration of the period of three hundred sixty days following the occurrence of the first Forbearance Default (if any) to occur and (ii) First Healthcare or its assignee or transferee may present any Guarantor Confession of Judgment to a court of competent jurisdiction for entry by such court at any time following the occurrence of any Forbearance Default, and shall have no obligation under this Section 6.07 from so presenting such Guarantor Confession of Judgment, if at any time following the occurrence of any Forbearance Default the exercise or enforcement of any right or remedy of First Healthcare and/or the Collateral Agent provided for in any Transaction Document, any Forbearance Document, any Escrowed Document or any other deed, conveyance, bill of sale, mortgage, deed of trust, security agreement, pledge agreement, assignment, stipulation or other document or instrument executed by any Partnership, the General Partner or any Guarantor under or in connection with any Transaction Document or any Forbearance Document, or otherwise available to First Healthcare and/or the Collateral Agent by agreement, at law or in equity, shall be delayed (other than by reason of any delay resulting solely from any action or omission to act by First Healthcare, the Collateral Agent or any agent or attorney of First Healthcare or the Collateral Agent), barred, prohibited, enjoined, stayed or otherwise limited or impaired (A) by reason of the institution of any involuntary proceeding against any Partnership under the Bankruptcy Code which remains undismissed for a period of sixty days or (B) for any other reason, whether intentional or negligent or by operation of law or otherwise (including, but not limited to, any other involuntary bankruptcy proceeding or any voluntary bankruptcy, assignment for the benefit of creditors, reorganization or similar proceeding affecting any Partnership, the General Partner, any Guarantor or any properties of any Partnership, the General Partner or any Guarantor, or the failure by any Partnership, the General Partner or any Guarantor to execute and deliver any affidavit, certificate or other document now or hereafter required or requested pursuant to this Agreement).

          (c) At any time following the occurrence of a Forbearance Default, in addition to any other rights and remedies provided for in this Agreement, any other Forbearance Document, any Escrowed Document and any Transaction Document and otherwise available to First Healthcare by agreement, at law, in equity or otherwise, First Healthcare may (but shall not be obligated to) draw against any and all letters of credit delivered pursuant to this
     Section 6.07 upon the occurrence of any one or more of the additional following events and at any and all times thereafter:

                  (i) The period of ninety days following the occurrence of the first Forbearance Default (if any) to occur shall expire and the Guarantors shall have failed within such period of ninety days to deliver or cause to be delivered to First Healthcare any of the cash collateral, letters of credit, pledge and security agreements, opinions and other certificates, instruments and documents, or to have taken any of the other action, required to be delivered or taken pursuant to Section 6.07(a)(ii);

                 (ii) The period of one hundred eighty days following the occurrence of the first Forbearance Default (if any) to occur shall expire and the Guarantors shall have failed within such period of one hundred eighty days to deliver or cause to be delivered to First Healthcare any of the cash collateral, letters of credit, pledge and security agreements, opinions and other certificates, instruments and documents, or to have taken any of the other action, required to be delivered or taken pursuant to Section 6.07(a)(iii);

                (iii) The period of two hundred seventy days following the occurrence of the first Forbearance Default (if any) to occur shall expire and the Guarantors shall have failed within such period of two hundred seventy days to deliver or cause to be delivered to First Healthcare any of the cash collateral, letters of credit, pledge and security agreements, opinions and other certificates, instruments and documents, or to have taken any of the other action, required to be delivered or taken pursuant to Section 6.07(a)(iv);

                 (iv) The period of three hundred sixty days following the occurrence of the first Forbearance Default (if any) to occur shall expire;

                  (v) The exercise or enforcement of any right or remedy of First Healthcare and/or the Collateral Agent provided for in any Transaction Document, any Forbearance Document, any Escrowed Document or any other deed, conveyance, bill of sale, mortgage, deed of trust, security agreement, pledge agreement, assignment, stipulation or other document or instrument executed by any Partnership, the General Partner or any Guarantor under or in connection with any Transaction Document or any Forbearance Document, or otherwise available to First Healthcare and/or the Collateral Agent by agreement, at law or in equity, shall be delayed (other than by reason of any delay resulting solely from any action or omission to act by First Healthcare, the Collateral Agent or any agent or attorney of First Healthcare or the Collateral Agent), barred, prohibited, enjoined, stayed or otherwise limited or impaired (A) by reason of the institution of any involuntary proceeding against any Partnership under the Bankruptcy Code which remains undismissed for a period of sixty days or (B) for any other reason, whether intentional or negligent or by operation of law or otherwise (including, but not limited to, any other involuntary bankruptcy proceeding or any voluntary bankruptcy, assignment for the benefit of creditors, reorganization or similar proceeding affecting any Partnership, the General Partner, any Guarantor or any properties of any Partnership, the General Partner or any Guarantor, or the failure by any Partnership, the General Partner or any Guarantor to execute and deliver any affidavit, certificate or other document now or hereafter required or requested pursuant to this Agreement); or

                 (vi) The Guarantors, with respect to any letter of credit delivered to First Healthcare pursuant to this Section 6.07, shall fail to deliver or cause to be delivered to First Healthcare, at least twenty days prior to the expiry date of such letter of credit, a clean, irrevocable replacement letter of credit, in form and substance satisfactory to First Healthcare in its sole discretion, issued by a national banking association acceptable to First Healthcare, for the account of either or both of the Guarantors in favor of First Healthcare and having an expiry date not earlier than one year after the date of issuance of such letter of credit.

                                  ARTICLE VII
                                 MISCELLANEOUS

      7.01  Amendments, Etc.  No waiver, termination, amendment or other
            ----------------
modification of any provision of this Agreement or any other Forbearance Document, and no consent to any departure by any Forbearance Party from any provision of this Agreement or any other Forbearance Document, shall in any event be effective unless the same shall be in writing and signed by First Healthcare (or any successor to First Healthcare), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given; provided that no waiver, termination, amendment,
                               --------
other
modification or consent, unless the same shall be in writing and signed by First Healthcare (or any successor to First Healthcare) and by MediSave (or any successor to MediSave), shall amend or otherwise modify Section 2.02, Section 2.04, Section 3.15, Section 3.17, Section 3.20, Section 3.22, Section 5.08 or this Section 7.01. For the purposes of this Section, no writing signed by First Healthcare (or any successor to First Healthcare) or by MediSave (or any successor to MediSave) shall be effective unless such writing shall be signed by the chief executive officer or the president of First Healthcare (or such successor to First Healthcare) or MediSave (or such successor to MediSave), as the case may be, or by any other individual expressly authorized in writing by the board or directors, the chief executive officer or the president of First Healthcare (or such successor to First Healthcare) or MediSave (or such successor to MediSave), as the case may be, to sign waivers, terminations, amendments and other modifications for and on behalf of First Healthcare (or such successor to First Healthcare) or MediSave (or such successor to MediSave), as the case may be.

      7.02  Notices.  All notices, requests, demands, directions, consents and
            -------
other communications to any party under or in connection with this Agreement or any other Forbearance Document shall be in writing (including telephone facsimile communications) and shall be sent via certified or registered mail, return receipt requested, via telephone facsimile transmission, via personal delivery or via express courier or delivery service, addressed to such party at such party's address or telephone facsimile number set forth below or at such other address or telephone facsimile number as shall be designated by such party in a written notice given to each other party complying as to delivery with the terms of this Section:

     if to any Partnership, MidAmerica or the General Partner, at:

          c/o Don G. Angell
          6000 Meadowbrook Mall
          Suite 27
          Clemmons, North Carolina 27012
               or
          P.O. Box 1670
          Clemmons, North Carolina 27012
          Facsimile: (910)766-5220

          and
          c/o Daniel D. Mosca
          4901 Holly Ridge Drive
          Raleigh, North Carolina 27612
          Facsimile: (919)831-4768

       with a copy to:

          Blanco Tackabery Combs & Matamoros, P.A.
          Stratford Executive Park
          215 Executive Park Boulevard
          Winston-Salem, North Carolina 27103-1594
          Attention: George E. Hollodick
               or
          P.O. Drawer 25008
          Winston-Salem, North Carolina 27114-5008
          Attention: George E. Hollodick
          Facsimile: (910)765-4830;

     if to Angell, at:

          Don G. Angell
          6000 Meadowbrook Mall
          Suite 27
          Clemmons, North Carolina 27012
               or
          P.O. Box 1670
          Clemmons, North Carolina 27012
          Facsimile: (910)766-5220

       with a copy to:

          Blanco Tackabery Combs & Matamoros, P.A.
          Stratford Executive Park
          215 Executive Park Boulevard
          Winston-Salem, North Carolina 27103-1594
          Attention: George E. Hollodick
               or
          P.O. Drawer 25008
          Winston-Salem, North Carolina 27114-5008
          Attention: George E. Hollodick
          Facsimile: (910)765-4830;

     if to Mosca, at:

          Daniel D. Mosca
          4901 Holly Ridge Drive
          Raleigh, North Carolina 27612
          Facsimile: (919)831-4768
       with a copy to:

          Blanco Tackabery Combs & Matamoros, P.A.
          Stratford Executive Park
          215 Executive Park Boulevard
          Winston-Salem, North Carolina 27103-1594
          Attention: George E. Hollodick
               or
          P.O. Drawer 25008
          Winston-Salem, North Carolina 27114-5008
          Attention: George E. Hollodick
          Facsimile: (910)765-4830;

     if to First Healthcare, at:

          First Healthcare Corporation
          c/o The Hillhaven Corporation
          1148 Broadway Plaza
          Tacoma, Washington 98402
          Attention: Credit Portfolio Manager
          Facsimile: (206)502-3916

       with a copy to:

          The Hillhaven Corporation
          1148 Broadway Plaza
          Tacoma, Washington 98402
          Attention: General Counsel
          Facsimile: (206)502-3623

     if to MediSave, at:

          MediSave Pharmacies, Inc.
          10877 Reiger Road
          Baton Rouge, Louisiana 70821
          Attention: Chief Executive Officer
          Facsimile: (504)296-5219

       with a copy to:

          The Hillhaven Corporation
          1148 Broadway Plaza
          Tacoma, Washington 98402
          Attention: General Counsel
          Facsimile: (206)502-3623.

All such notices, requests, demands, directions, consents and other communications shall be deemed given (a) when given and receipted for (or upon the date of attempted delivery when delivery is refused), if sent via certified or registered mail, return receipt requested, via personal delivery or via express courier or delivery service or (b) when received, if sent via telephone facsimile (confirmation of such receipt via confirmed telephone facsimile being deemed receipt).

      7.03  Entire Agreement.  This Agreement, the other Forbearance Documents,
            ----------------
the other MediSave Forbearance Documents, the Escrowed Documents, the Transaction Documents and the MediSave Transaction Documents constitute the entire agreement between and among the Forbearance Parties, the MidAmerica Parties, First Healthcare and MediSave with respect to the subject matter of this Agreement and supersede all prior agreements, understandings and negotiations, both written and oral, between and among the Forbearance Parties, the MidAmerica Parties, First Healthcare and MediSave with respect to the subject matter of this Agreement. No representation, warranty, inducement, promise, understanding or condition that is not set forth in this Agreement, any other Forbearance Document, any other MediSave Document, any Escrowed Document, any Transaction Document or any MediSave Transaction Document has been made or relied upon by any Forbearance Party, any MidAmerica Party, First Healthcare or MediSave.

      7.04  No Waiver; Remedies Cumulative.  The execution, delivery and
            ------------------------------
effectiveness of this Agreement shall not, except as expressly provided in this Agreement, (a) operate as a waiver of any power, right or remedy of First Healthcare under any Transaction Document or with respect to any Designated Default or any other event or condition which constitutes a breach of or a default under any Transaction Document, (b) constitute a waiver of any Designated Default or any other event or condition which constitutes a breach of or a default under any Transaction Document, (c) constitute a waiver of any provision of any Transaction Document, (d) operate as a waiver of any power, right or remedy of MediSave under any MediSave Transaction Document or with respect to any event or condition which constitutes a breach of or a default under any MediSave Transaction Document, (e) constitute a waiver of any event or condition which constitutes a breach of or a default under any MediSave Transaction Document or (f) constitute a waiver of any provision of any MediSave Transaction Document. No failure by any party to this Agreement to exercise, and no delay by any such party in exercising, any power, right or remedy under this Agreement shall operate as a waiver of such power, right or remedy, and no single or partial exercise of any such power, right or remedy shall preclude any other or further exercise of such power, right or remedy or the exercise of any other power, right or remedy. The rights and remedies provided in this Agreement, the other Forbearance Documents, the other MediSave Forbearance Documents, the Transaction Documents, the MediSave Transaction Documents and the Escrowed Documents shall be cumulative and not exclusive of any rights or remedies provided by law. Without limiting the generality of the preceding provisions of this Section, except as expressly provided in this Agreement, First Healthcare expressly reserves all power, rights and remedies available to First Healthcare with respect to the Designated Defaults by agreement, at law, in equity or otherwise.

      7.05  Costs and Expenses.  First Healthcare and the Forbearance Parties
            ------------------
acknowledge and agree that the Default Costs and Expenses include, among other things, compensation paid or to be paid to the Escrow Agent by First Healthcare for and on behalf of (and at the request of) the Forbearance Parties pursuant to the Escrow Agreement and certain other costs and expenses (including, but not limited to, reasonable fees and disbursements of attorneys) incurred or to be incurred by First Healthcare in connection with the negotiation and preparation of the Forbearance Documents, the Escrowed Documents and the MediSave Forbearance Documents and the filing, recording and registration of the Forbearance Documents and the MediSave Forbearance Documents. Other than costs and expenses that are included in the Default Costs and Expenses which are payable as part of the Arrearages in accordance with Sections 3.06 and 3.07, all costs and expenses incurred in connection with the negotiation and preparation of the Forbearance Documents, the Escrowed Documents and the MediSave Forbearance Documents and the filing, recording and registration of the Forbearance Documents and the MediSave Forbearance Documents shall be paid by the party incurring such costs and expenses. Other than costs and expenses that are included in the Default Costs and Expenses which are payable as part of the Arrearages in accordance with Sections 3.06 and 3.07, the Partnerships, jointly and severally, agree to pay on demand all costs and expenses (including, but not limited to, reasonable fees and disbursements of attorneys) incurred by First Healthcare in connection with the enforcement (including, but not limited to, the acceptance, filing, recording and registration of the Escrowed Documents) after the date of this Agreement (whether through negotiations, legal proceedings or otherwise) of the Transaction Documents, the Forbearance Documents, the Escrowed Documents and the other documents to be delivered under the Forbearance Documents and the Escrowed Documents. Without limiting the generality of the preceding provisions of this Section, if any action or proceeding (including, but not limited to, any arbitration or mediation) is commenced to enforce or interpret this Agreement, any other Forbearance Document or any other MediSave Forbearance Document, the prevailing party shall be entitled to recover from the nonprevailing party the costs and expenses of maintaining such action or proceeding, including, but not limited to, reasonable fees and disbursements of attorneys incurred before such action or proceeding is commenced, and before, during and after any trial, arbitration or mediation, and on any appeal, whether the action or proceeding is at law, in equity or in a bankruptcy case or proceeding.

      7.06  Consent to Jurisdiction.  Each Forbearance Party and each MidAmerica
            -----------------------
Party hereby irrevocably submits to the jurisdiction of any court of the state of Washington or any federal court of the United States of America for any district of the state of Washington, and any appellate court from any of such courts, in any action or proceeding arising from or by reason of, or otherwise relating to, this Agreement, any other Forbearance Document, any other MediSave Forbearance Document, any Transaction Document and any MediSave Transaction Document, and each Forbearance Party and each MidAmerica Party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court of the state of Washington or in such federal court of the United States of America for any district of the state of Washington. Each Forbearance Party and each MidAmerica Party, to the fullest extent permitted by applicable law, hereby irrevocably waives the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Forbearance Party and each MidAmerica Party hereby irrevocably appoints Blanco Tackabery Combs & Matamoros, P.A. (the "Process Agent"), as such Forbearance Party's or such MidAmerica Party's agent, to receive on behalf of such Forbearance Party and its property or such MidAmerica Party and its property, as the case may be, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to such Forbearance Party or such MidAmerica Party, as the case may be, in care of the Process Agent at Stratford Executive Park, 215 Executive Park Boulevard, Winston-Salem, North Carolina 27103-1594 or P.O. Drawer 25008, Winston-Salem, North Carolina 27114-5008, and each Forbearance Party and each MidAmerica Party hereby irrevocably authorizes and directs the Process Agent to accept such service on behalf of such Forbearance Party and its property or such MidAmerica Party and its property, as the case may be. As an alternative method of service, each Forbearance Party and each MidAmerica Party also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Forbearance Party or such MidAmerica Party, as the case may be, at its address specified in Section 7.02. Each Forbearance Party and each MidAmerica Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of First Healthcare or MediSave to serve legal process in any other manner permitted by law or shall affect the right of First Healthcare or MediSave to bring any action or proceeding against any Forbearance Party, any MidAmerica Party or any property of any Forbearance Party or any MidAmerica Party in the courts of any other jurisdictions.

      7.07  Binding Effect.  This Agreement shall become effective upon the
            --------------
satisfaction (or the waiver in writing in whole or in part by First Healthcare in its sole discretion) of the applicable conditions to effectiveness set forth in Article IV, and thereafter (a) shall be binding upon First Healthcare, MediSave, each Forbearance Party, each MidAmerica Party and the respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns of First Healthcare, MediSave, each Forbearance Party and each MidAmerica Party, (b) shall inure to the benefit of and be enforceable by First Healthcare, MediSave, each Forbearance Party, each MidAmerica Party and the respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns of First Healthcare, MediSave, each Forbearance Party and each MidAmerica Party and (c) with respect to Sections 2.03 and 2.04, also shall inure to the benefit of and be enforceable by First Healthcare, Hillhaven, MediSave, First Rehab, the respective subsidiaries and affiliates of First Healthcare, Hillhaven, MediSave and First Rehab, the respective directors, officers, employees, insurers, agents and representatives of First Healthcare, Hillhaven, MediSave, First Rehab and their respective subsidiaries and affiliates, and all of their respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns; provided that neither any Forbearance Party nor any
                        --------
MidAmerica Party shall have any right to assign any of its rights under or any interest in, or to delegate any duty or obligation under, this Agreement, any other Forbearance Document, any other MediSave Forbearance Document, any Transaction Document or any MediSave Transaction Document. Except as provided in the preceding sentence, no Persons other than First Healthcare, MediSave, each Forbearance Party, each MidAmerica Party and the respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns of First Healthcare, MediSave, each Forbearance Party and each MidAmerica Party shall have any right or remedy under, or any interest in, this Agreement. The Forbearance Parties, the MidAmerica Parties and MediSave acknowledge that First Healthcare may be acquired by or merged or consolidated with or into another Person and that, from and after the consummation of any such acquisition by or merger or consolidation with or into such other Person, such other Person shall have all of the rights, remedies and benefits of First Healthcare under this Agreement, the other Forbearance Documents and the Transaction Documents, including, but not limited to, the right to request and receive Escrowed Documents from the Escrow Agent and to exercise and enforce all of the other rights and remedies of First Healthcare under this Agreement, the other Forbearance Documents and the Transaction Documents.

      7.08  Severability.  Any provision of this Agreement that is prohibited or
            ------------
unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      7.09  Captions.  The headings of the Articles, Sections, subsections,
            --------
paragraphs and other divisions of this Agreement are included for convenience of reference only, and shall not in any way limit or affect the construction or interpretation of any provision of this Agreement.

      7.10  Survival.  The Obligations, the MidAmerica Obligations and the
            --------
representations, warranties and covenants of the parties to this Agreement, the Transaction Documents, the MediSave Transaction Documents, the other Forbearance Documents, the other MediSave Forbearance Documents and the Escrowed Documents shall survive the execution and delivery of this Agreement, the other Forbearance Documents, the other MediSave Forbearance Documents and the Escrowed Documents and the termination of the Forbearance Period.

      7.11  Execution in Counterparts.  This Agreement may be executed in any
            -------------------------
number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement via telephone facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

      7.12  Governing Law.  This Agreement shall be governed by, and construed
            -------------
in all respects in accordance with, the laws of the State of Washington, without regard to the conflicts of law rules of such state.

      7.13  Waiver of Jury Trial.  EACH FORBEARANCE PARTY AND EACH MIDAMERICA
            --------------------
PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES SUCH FORBEARANCE PARTY'S OR SUCH MIDAMERICA PARTY'S RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF OR RELATING TO ANY OF THIS AGREEMENT, ANY OTHER FORBEARANCE DOCUMENT, ANY OTHER MEDISAVE FORBEARANCE DOCUMENT, ANY ESCROWED DOCUMENT, ANY TRANSACTION DOCUMENT, ANY MEDISAVE TRANSACTION DOCUMENT, ANY OF THE OBLIGATIONS, ANY OF THE MIDAMERICA OBLIGATIONS, ANY OTHER DOCUMENTS AND AGREEMENTS RELATING TO ANY OF THE OBLIGATIONS OR ANY OF THE MIDAMERICA OBLIGATIONS, OR THE ACTIONS OF FIRST HEALTHCARE OR MEDISAVE IN THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT

OF THIS AGREEMENT, ANY OTHER FORBEARANCE DOCUMENT, ANY OTHER MEDISAVE FORBEARANCE DOCUMENT, ANY ESCROWED DOCUMENT, ANY TRANSACTION DOCUMENT, ANY MEDISAVE TRANSACTION DOCUMENT, ANY OF THE OBLIGATIONS, ANY OF THE MIDAMERICA OBLIGATIONS, OR ANY OTHER DOCUMENTS AND AGREEMENTS RELATING TO ANY OF THE OBLIGATIONS OR ANY OF THE MIDAMERICA OBLIGATIONS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, EXTENSIONS, RENEWALS OR OTHER MODIFICATIONS OF ANY OF THIS AGREEMENT, ANY OTHER FORBEARANCE DOCUMENT, ANY OTHER MEDISAVE FORBEARANCE DOCUMENT, ANY ESCROWED DOCUMENT, ANY TRANSACTION DOCUMENT, ANY MEDISAVE TRANSACTION DOCUMENT, ANY OF THE OBLIGATIONS, ANY OF THE MIDAMERICA OBLIGATIONS, OR ANY OTHER DOCUMENT OR AGREEMENT RELATING TO ANY OF THE OBLIGATIONS OR ANY OF THE MIDAMERICA OBLIGATIONS.

      7.14  Oral Agreements Unenforceable.  ORAL AGREEMENTS OR ORAL COMMITMENTS
            -----------------------------   -----------------------------------
TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT
------------------------------------------------------------------------------
ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
----------------------------------------

     IN WITNESS WHEREOF, the Partnerships, the Guarantors, the General Partner, MidAmerica, First Healthcare and MediSave have executed this Agreement as of the date first above written.

(Partnerships)

MEADOWBROOK MANOR OF AVA LIMITED        MEADOWBROOK MANOR OF BALLWIN
PARTNERSHIP                             LIMITED PARTNERSHIP

By MEADOWBROOK MANOR OF KANSAS &        By MEADOWBROOK MANOR OF KANSAS &
   MISSOURI, INC., General                 MISSOURI, INC., General
   Partner                                 Partner

      [SIGNATURE ILLEGIBLE]                [SIGNATURE ILLEGIBLE]
   By --------------------------        By -----------------------------
             [ILLEGIBLE]                         [ILLEGIBLE]
      Title: -------------------           Title:-----------------------


MEADOWBROOK MANOR BLUE HILLS OF         MEADOWBROOK MANOR OF BUFFALO
KANSAS CITY LIMITED PARTNERSHIP I       LIMITED PARTNERSHIP

By MEADOWBROOK MANOR OF KANSAS &        By MEADOWBROOK MANOR OF KANSAS &
   MISSOURI, INC., General                 MISSOURI, INC., General
   Partner                                 Partner

      [SIGNATURE ILLEGIBLE]                   [SIGNATURE ILLEGIBLE]
   By --------------------------           By --------------------------
             [ILLEGIBLE]                             [ILLEGIBLE]
      Title: -------------------              Title: -------------------

MEADOWBROOK MANOR OF CHANUTE            MEADOWBROOK MANOR OF CLINTON
LIMITED PARTNERSHIP                     LIMITED PARTNERSHIP

By MEADOWBROOK MANOR OF KANSAS &        By MEADOWBROOK MANOR OF KANSAS &
   MISSOURI, INC., General                 MISSOURI, INC., General
   Partner                                 Partner

      [SIGNATURE ILLEGIBLE]                  [SIGNATURE ILLEGIBLE]
   By --------------------------          By ---------------------------
             [ILLEGIBLE]                           [ILLEGIBLE]
      Title: -------------------            Title: ---------------------


MEADOWBROOK MANOR COLONIAL              MEADOWBROOK MANOR OF COLUMBIA
TERRACE OF INDEPENDENCE                 LIMITED PARTNERSHIP
LIMITED PARTNERSHIP
                                        By MEADOWBROOK MANOR OF KANSAS &
By MEADOWBROOK MANOR OF KANSAS &           MISSOURI, INC., General
   MISSOURI, INC., General                 Partner
   Partner
                                              [SIGNATURE ILLEGIBLE]
                                           By --------------------------
      [SIGNATURE ILLEGIBLE]                        [ILLEGIBLE]
   By --------------------------              Title: -------------------
             [ILLEGIBLE]
      Title: -------------------


MEADOWBROOK MANOR OF COUNCIL            MEADOWBROOK MANOR OF CRANE
GROVE LIMITED PARTNERSHIP               LIMITED PARTNERSHIP

By MEADOWBROOK MANOR OF KANSAS &        By MEADOWBROOK MANOR OF KANSAS &
   MISSOURI, INC., General                 MISSOURI, INC., General
   Partner                                 Partner

      [SIGNATURE ILLEGIBLE]                   [SIGNATURE ILLEGIBLE]
   By --------------------------           By --------------------------
             [ILLEGIBLE]                             [ILLEGIBLE]
      Title: -------------------              Title: -------------------


MEADOWBROOK MANOR OF DES PERES          MEADOWBROOK MANOR OF HAYSVILLE
LIMITED PARTNERSHIP                     LIMITED PARTNERSHIP

By MEADOWBROOK MANOR OF KANSAS &        By MEADOWBROOK MANOR OF KANSAS &
   MISSOURI, INC., General                 MISSOURI, INC., General
   Partner                                 Partner

      [SIGNATURE ILLEGIBLE]                   [SIGNATURE ILLEGIBLE]
   By --------------------------           By --------------------------
             [ILLEGIBLE]                             [ILLEGIBLE]
      Title: -------------------              Title: -------------------

MEADOWBROOK MANOR OF JEFFERSON          MEADOWBROOK MANOR OF JOPLIN
LIMITED PARTNERSHIP                     LIMITED PARTNERSHIP I

By MEADOWBROOK MANOR OF KANSAS &        By MEADOWBROOK MANOR OF KANSAS &
   MISSOURI, INC., General                 MISSOURI, INC., General
   Partner                                 Partner

      [SIGNATURE ILLEGIBLE]                   [SIGNATURE ILLEGIBLE]
   By --------------------------           By --------------------------
             [ILLEGIBLE]                             [ILLEGIBLE]
      Title: -------------------              Title: -------------------


MEADOWBROOK MANOR OF JOPLIN             MEADOWBROOK MANOR OF KIMBERLING
LIMITED PARTNERSHIP II                  CITY LIMITED PARTNERSHIP

By MEADOWBROOK MANOR OF KANSAS &        By MEADOWBROOK MANOR OF KANSAS &
   MISSOURI, INC., General                 MISSOURI, INC., General
   Partner                                 Partner

      [SIGNATURE ILLEGIBLE]                   [SIGNATURE ILLEGIBLE]
   By --------------------------           By --------------------------
            [ILLEGIBLE]                              [ILLEGIBLE]
      Title:--------------------              Title: -------------------


MEADOWBROOK MANOR RESIDENTIAL OF        MEADOWBROOK MANOR OF LAMAR
KIMBERLING CITY LIMITED                 LIMITED PARTNERSHIP
PARTNERSHIP
                                        By MEADOWBROOK MANOR OF KANSAS &
By MEADOWBROOK MANOR OF KANSAS &           MISSOURI, INC., General
   MISSOURI, INC., General                 Partner
   Partner
                                              [SIGNATURE ILLEGIBLE]
                                           By --------------------------
      [SIGNATURE ILLEGIBLE]                          [ILLEGIBLE]
   By --------------------------              Title: -------------------
            [ILLEGIBLE]
      Title:--------------------


MEADOWBROOK MANOR OF LARNED             MEADOWBROOK MANOR OF MARCELINE
LIMITED PARTNERSHIP                     LIMITED PARTNERSHIP

By MEADOWBROOK MANOR OF KANSAS &        By MEADOWBROOK MANOR OF KANSAS &
   MISSOURI, INC., General                 MISSOURI, INC., General
   Partner                                 Partner

      [SIGNATURE ILLEGIBLE]                   [SIGNATURE ILLEGIBLE]
   By --------------------------           By --------------------------
             [ILLEGIBLE]                             [ILLEGIBLE]
      Title: -------------------              Title: -------------------

MEADOWBROOK MANOR OF SEDGWICK           MEADOWBROOK MANOR OF SHADY OAKS
LIMITED PARTNERSHIP                     LIMITED PARTNERSHIP

By MEADOWBROOK MANOR OF KANSAS &        By MEADOWBROOK MANOR OF KANSAS &
   MISSOURI, INC., General                 MISSOURI, INC., General
   Partner                                 Partner

      [SIGNATURE ILLEGIBLE]                   [SIGNATURE ILLEGIBLE]
   By --------------------------           By --------------------------
             [ILLEGIBLE]                             [ILLEGIBLE]
      Title: -------------------              Title: -------------------


MEADOWBROOK MANOR OF SPRINGFIELD        MEADOWBROOK MANOR OF ST. CHARLES
LIMITED PARTNERSHIP                     LIMITED PARTNERSHIP

By MEADOWBROOK MANOR OF KANSAS &        By MEADOWBROOK MANOR OF KANSAS &
   MISSOURI, INC., General                 MISSOURI, INC., General
   Partner                                 Partner

      [SIGNATURE ILLEGIBLE]                   [SIGNATURE ILLEGIBLE]
   By --------------------------           By --------------------------
             [ILLEGIBLE]                             [ILLEGIBLE]
      Title: -------------------              Title: -------------------


MEADOWBROOK MANOR OF TOPEKA             MEADOWBROOK MANOR WORNALL OF
LIMITED PARTNERSHIP                     KANSAS CITY LIMITED PARTNERSHIP

By MEADOWBROOK MANOR OF KANSAS &        By MEADOWBROOK MANOR OF KANSAS &
   MISSOURI, INC., General                 MISSOURI, INC., General
   Partner                                 Partner

      [SIGNATURE ILLEGIBLE]                   [SIGNATURE ILLEGIBLE]
   By --------------------------           By --------------------------
             [ILLEGIBLE]                             [ILLEGIBLE]
      Title: -------------------              Title: -------------------


(Guarantors)

/s/ Don G. Angell                       /s/ Daniel D. Mosca
-------------------------------         --------------------------------
Don G. Angell, individually             Daniel D. Mosca, individually


(General Partner)                       (MidAmerica)

MEADOWBROOK MANOR OF KANSAS &           MIDAMERICA PHARMACIES LIMITED
MISSOURI, INC.                          PARTNERSHIP

   [SIGNATURE ILLEGIBLE]
By -----------------------------        By MEADOWBROOK MANOR OF KANSAS &
          [ILLEGIBLE]                      MISSOURI, INC., General
   Title: ----------------------           Partner

                                           [SIGNATURE ILLEGIBLE]
                                        By -----------------------------
                                                   [ILLEGIBLE]
                                            Title: ---------------------

(First Healthcare)                      (MediSave)

FIRST HEALTHCARE CORPORATION            MEDISAVE PHARMACIES, INC.

   [SIGNATURE ILLEGIBLE]                   [SIGNATURE ILLEGIBLE]
By --------------------------------     By -----------------------------
          Credit Portfolio Manager                Vice President
   Title: -------------------------        Title: ----------------------